                            [GRAPHIC] Heartland Funds
                           ---------------------------
                           AMERICA'S VALUE INVESTOR(R)



                             Wisconsin Tax Free Fund

                           (Wisconsin residents only)












                           SEMI-ANNUAL | JUNE 30, 2001

                                Table of Contents



WISCONSIN TAX FREE FUND
--------------------------------------------------------------------------------

     Management's Discussion of Fund Performance ............................. 2

         Schedule of Investments ............................................. 4

         Statement of Assets and Liabilities ................................. 6

         Statement of Operations ............................................. 7

         Statements of Changes in Net Assets ................................. 8

         Financial Highlights ................................................ 9


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Notes to Financial Statements ...........................................10





                                                                   June 30, 2001

                                   [GRAPHIC]

                        Heartland Wisconsin Tax Free Fund


[PHOTO]
Derek J. Pawlak
Portfolio Manager
--------------------------------------------------------------------------------
"The Wisconsin Tax Free Fund gives shareholders the power of double tax-free income."
--------------------------------------------------------------------------------

For the six months ended June 30, 2001, the Heartland Wisconsin Tax Free Fund was up 2.66%, outpacing the benchmark for the Fund, the Lehman 20-Year Municipal Bond Index. Over this period, the benchmark posted a total return of 2.53%. The SEC yield of the Wisconsin Tax Free Fund for the 30 days ended June 30, 2001 was 3.95%. This is equivalent to a 7.24% taxable yield for an investor assuming the maximum effective federal tax rate of 39.6% and a 6.55% Wisconsin tax rate.

As was the case during the latter half of 2000, the U.S. economy continued to show signs of weakness. As a result, the Federal Reserve, led by Chairman Alan Greenspan, maintained its interest rate cutting policies. In 2001, through June 30, the Federal Reserve cut short-term interest rates by 275 basis points, from 6.5% to 3.75%, and short-term Treasury Bonds rallied. While municipal bonds have not participated in this upturn to the same extent as Treasuries, sentiment in the tax-free debt market was generally positive in the first six months of 2001.

Project-Driven Demand

Year-to-date in 2001, the demand for municipal bonds issued by Wisconsin-based entities appeared to be very project-specific. One of the more in-demand new issues was the Green Bay/Brown County Professional Football Stadium District. According to the underwriter, this bond, which will fund the renovation of Lambeau Field, was more than four times oversubscribed. We believe this unusually strong demand was aided by the tremendous public support of the stadium's main tenant, the Green Bay Packers. Because the bond issue is privately insured, we were also attracted by our evaluation of this issuer's financial soundness, one of the key elements in the Municipal Ten-Point Value Invest Grid.(TM) It is important to note that this insurance protects principal and interest, but the value of the bond will still fluctuate with changes in supply, demand, and market interest rates. As of June 30, 2001, the Green Bay/Brown County Professional Football Stadium District bonds represented 3.9% of net assets in the Wisconsin Tax Free Fund./1/

Federal Tax Reform

As with all Wisconsin "double tax-free bonds",/2/ municipalities and any other underlying borrowers benefit from the comparably high income tax rate in the state of Wisconsin. To the Wisconsin bond buyer, the higher state income tax rate increases the tax-equivalent yield relative to the non-adjusted yield, further attracting in-state investors.

2| Semi-Annual Report

                                    [CHART]
                            Wisconsin Tax Free Fund
                      Growth of $10,000 since inception/4/
                            (inception date 4/3/92)

                    Wisconsin          Lehman 20-Year
                  Tax Free Fund     Municipal Bond Index

                       10,000               10,000
        Dec-92         10,546               10,901
                       11,686               12,468
        Dec-94         10,927               11,553
                       12,868               13,971
        Dec-96         13,359               14,591
                       14,436               16,175
        Dec-98         15,217               17,279
                       14,720               16,468
        Dec-00         15,815               18,979
         1-Jun         16,236               19,458


Under the new federal tax guidelines, the marginal income tax rate in the top bracket will be reduced from 39.6% to 35.0% over the next five years. While this may have a negative impact on tax-equivalent yields, it will also shift more emphasis toward the deductibility of state taxes. We believe this may increase the demand for Wisconsin double tax-free bonds, which in turn, should be a positive factor on the total return of the Wisconsin Tax Free Fund.

Our Aim of Less AMT

In the current municipal bond market, one of our goals is to continue to reduce the number of bonds in the portfolio that are subject to the alternative minimum tax, or AMT. As of June 30, 2001, 16.0% of the Fund's net assets were invested in securities subject to the alternative minimum tax. Although we will endeavor to reduce this percentage over time, we expect that the Fund will continue to hold bonds that are subject to this tax, and the Fund may not be suitable for individuals subject to the AMT.

Outlook

We believe that, over the near term, the U.S. economy could continue to tread water. As a result, the Federal Reserve would be likely to continue its current bias toward cutting interest rates. We also believe that, if the previous rate cuts begin to fuel a recovery, the broader municipal bond market could react positively. We feel the Heartland Wisconsin Tax Free Fund is positioned to offer an attractive total return and tax-free yield to shareholders - particularly those seeking to take advantage of the double tax-free power of the Heartland Wisconsin Tax Free Fund.

                             Through June 30, 2001
--------------------------------------------------------------------------------

                          30-Day Annualized SEC Yield/2/
--------------------------------------------------------------------------------
Wisconsin Tax Free Fund ................................................ 3.95%
--------------------------------------------------------------------------------
Equivalent taxable yield at a 39.6% federal rate/5/ .................... 7.24%
--------------------------------------------------------------------------------



                         Average Annual Total Returns/4/

                            One      Three    Five      Since Inception
                           Year      Year     Year         (4/3/92)
--------------------------------------------------------------------------------
Wisconsin Tax Free Fund    7.24%     3.05%    4.96%         5.38%
--------------------------------------------------------------------------------
Lehman 20-Year Municipal
Bond Index/3/             11.44      5.32     7.09          7.47
--------------------------------------------------------------------------------



                       Portfolio Highlights and Statistics

Number of holdings ........................................ 111
Net assets ......................................... $90.3 mil.
NAV ..................................................... $9.86
% of YTD income subject to AMT ...........................19.5%



            Top Five Holdings by Project/1/ -- As a % of Net Assets
                          (Excluding cash equivalents)

Milwaukee, WI Redevelopment Authority (2430 W. Wisconsin Ave./MLK Jr. Dr.) .7.7%
Milwaukee, WI Redevelopment Authority (Schlitz Park) .......................6.8
SE Wisconsin Professional Baseball Park District (Miller Park) .............5.9
Guam Power Authority .......................................................5.5
Oak Creek, WI Housing Authority (Country Oaks, II) .........................5.2

--------------------------------------------------------------------------------


Available to Wisconsin residents only.

/1/Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

/2/For certain investors, a portion of the Fund's income may be subject to the Alternative Minimum Tax. Based on the Wisconsin tax rate of 6.55% and the maximum effective federal rate of 39.6%, adjusted to reflect the deductibility of state taxes.

/3/The Lehman 20-Year Municipal Bond Index consists of bonds having a minimum credit rating of at least Baa, an outstanding par value of at least $3 million, and issued as part of a transaction of at least $50 million. Indices are unmanaged, and therefore, do not reflect the cost of portfolio management or trading.

/4/Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices.

/5/Based on the Wisconsin tax rate of 6.55% and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes.

                                                                June 30, 2001 |3

                             WISCONSIN TAX FREE FUND

                              Financial Statements


Schedule of Investments                                                                               June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
WISCONSIN TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
   Par Amount         Municipal Bonds                                                      Coupon       Maturity             Value
------------------------------------------------------------------------------------------------------------------------------------
         WISCONSIN - 90.20%
$     300,000         Appleton, WI Housing Authority - Industrial Park (a)(b) ..........   6.500%     10/01/2016    $      195,000
    1,390,000         Appleton, WI Housing Authority - Industrial Park (a)(b) ..........   6.750      10/01/2026           903,500
      900,000         Bristol, WI Community Development Authority ......................   6.125      03/01/2012           930,204
    2,845,000         Brown County, WI Housing Authority - River Park Terrace ..........   6.500      06/01/2019         2,812,197
    1,930,000         Cudahy, WI Community Development Authority .......................   5.100      06/01/2017         1,928,746
    1,575,000         Cudahy, WI Community Development Authority .......................   5.125      06/01/2019         1,561,109
      685,000         Eau Claire, WI Housing Authority - London Hill ...................   6.250      05/01/2015           681,794
    1,000,000         Glendale, WI Community Development Authority .....................   5.400      09/01/2018           974,480
    1,000,000         Green Bay, WI - Lambeau Field Renovation .........................   4.850      02/01/2015         1,004,810
    2,500,000         Green Bay, WI - Lambeau Field Renovation .........................   5.000      02/01/2019         2,498,675
    2,730,000         Green Bay, WI Housing Authority - Pheasant Run Project ...........   6.500      09/01/2019         2,732,757
      100,000         Hartford, WI Community Development Authority .....................   5.450      12/01/2002           102,843
      200,000         Hartford, WI Community Development Authority .....................   5.800      12/01/2005           210,566
      210,000         Hartford, WI Community Development Authority .....................   6.000      12/01/2007           219,969
      225,000         Hartford, WI Community Development Authority .....................   6.100      12/01/2008           235,370
      250,000         Hudson, WI Wintergreen Apartments ................................   6.000      07/01/2020           234,150
      725,000         Jackson, WI Community Development Authority ......................   5.100      12/01/2017           689,062
    1,760,000         La Crosse, WI Housing Authority - Forest Park Project ............   6.375      12/01/2018         1,738,933
      450,000         La Crosse, WI Housing Authority - Ping Manor Project .............   6.000      04/01/2005           450,248
    1,100,000         La Crosse, WI Housing Authority - Ping Manor Project .............   6.375      04/01/2012         1,101,419
      305,000         Madison, WI CDA - Dempsey Manor Project ..........................   6.400      10/01/2018           298,122
      160,000         Madison, WI CDA - Dempsey Manor Project ..........................   6.650      10/01/2025           149,608
    1,435,000         Madison, WI CDA - Edgewood College ...............................   6.250      04/01/2014         1,489,544
    1,000,000         Madison, WI CDA - Meriter Retirement Project .....................   6.125      12/01/2019           896,230
      635,000         Mayville, WI Community Development Authority .....................   5.600      04/01/2018           625,208
      100,000         Menomonee Falls, WI CDA - Village Square Project .................   5.200      09/01/2009            99,599
      940,000         Menomonee Falls, WI CDA - Village Square Project .................   5.350      09/01/2016           936,071
    1,270,000         Milwaukee, WI Housing Authority - Renaissance Apartments .........   5.250      01/01/2025         1,244,803
    3,000,000         Milwaukee, WI Redevelopment Authority - Campus Town ..............   5.700      11/01/2018         3,067,020
    3,000,000         Milwaukee, WI Redevelopment Authority - Schlitz Park .............   5.600      01/01/2015         2,887,950
    3,420,000         Milwaukee, WI Redevelopment Authority - Schlitz Park .............   5.500      01/01/2017         3,257,070
    1,755,000         Milwaukee, WI Redev. Auth.-2430 W. Wisconsin Ave./MLK Jr. Dr. ....   5.600      09/01/2009         1,827,990
    5,000,000         Milwaukee, WI Redev. Auth.-2430 W. Wisconsin Ave./MLK Jr. Dr. ....   5.500      09/01/2012         5,159,699
      215,000         Milwaukee, WI Redevelopment Authority - YWCA .....................   5.250      06/01/2019           214,615
      200,000         Milwaukee, WI Redevelopment Authority - YWCA .....................   5.150      06/01/2019           200,724
      175,000         Milwaukee, WI Redevelopment Authority - YWCA .....................   5.200      06/01/2029           173,787
      750,000         Milwaukee, WI Redevelopment Authority - YWCA .....................   5.300      06/01/2029           754,995
       65,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      11/01/2003            58,512
       65,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      11/01/2004            55,469
       70,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      05/01/2005            57,786
       65,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      11/01/2005            52,330
       70,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      05/01/2006            54,317
       65,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      11/01/2006            49,128
       70,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      05/01/2007            50,809
       65,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      11/01/2007            45,899
       70,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      05/01/2009            44,150
       65,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      11/01/2009            39,806
       70,000         New Berlin, WI Housing Authority - Apple Glen ....................   0.000      05/01/2010            41,269
    1,210,000         New Berlin, WI Housing Authority - Apple Glen ....................   6.700      11/01/2017         1,217,357
      650,000         New Berlin, WI Housing Authority - Apple Glen ....................   6.700      11/01/2020           649,916
      165,000         New Berlin, WI Housing Authority - Pinewood Creek ................   6.850      11/01/2013           168,361
    1,015,000         New Berlin, WI Housing Authority - Pinewood Creek ................   7.125      05/01/2024         1,040,355
    1,000,000         New Richmond, WI Com. Dev. Authority - Senior Housing ............   5.850      10/01/2020           837,870
    3,000,000         New Richmond, WI Com. Dev. Authority - Senior Housing ............   6.000      10/01/2032         2,461,440
       80,000         Oak Creek, WI Housing Authority - Country Oaks II ................   6.000      08/01/2010            85,021
    1,440,000         Oak Creek, WI Housing Authority - Country Oaks II ................   6.200      08/01/2017         1,499,659
    2,980,000         Oak Creek, WI Housing Authority - Country Oaks II ................   6.300      08/01/2028         3,075,151
       50,000         Oak Creek, WI Housing Authority - Wood Creek .....................   0.000      07/20/2007            37,138
      125,000         Oak Creek, WI Housing Authority - Wood Creek .....................   0.000      01/20/2011            76,253
      125,000         Oak Creek, WI Housing Authority - Wood Creek .....................   0.000      07/20/2011            74,423


4| Semi-Annual Report

Schedule of Investments                                                                                    June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
WISCONSIN TAX FREE FUND [cont'd]
------------------------------------------------------------------------------------------------------------------------------------
   Par Amount         Municipal Bonds (cont'd)                                             Coupon       Maturity             Value
------------------------------------------------------------------------------------------------------------------------------------
         WISCONSIN - 90.20% [cont'd]
$      65,000         Oak Creek, WI Housing Authority - Wood Creek ...................      0.000%     01/20/2012      $     37,352
      125,000         Oak Creek, WI Housing Authority - Wood Creek ...................      0.000      01/20/2013            67,978
      125,000         Oak Creek, WI Housing Authority - Wood Creek ...................      0.000      07/20/2013            66,326
       60,000         Oak Creek, WI Housing Authority - Wood Creek ...................      0.000      01/20/2014            30,788
    1,000,000         Oak Creek, WI Housing Authority - Wood Creek ...................      5.500      07/20/2019         1,003,490
    2,130,000         Oak Creek, WI Housing Authority - Wood Creek ...................      5.625      07/20/2029         2,133,685
    2,800,000         Oconto Falls, WI Community Development Authority (a) ...........      7.750      12/01/2022         2,604,000
    1,480,000         Oconto Falls, WI Community Development Authority (a) ...........      8.125      12/01/2022         1,376,400
      200,000         Outagamie, WI Housing Authority - First Mortgage ...............      5.000      11/15/2003           199,988
        5,000         Racine, WI Elderly Housing Authority-Lincoln Lutheran (a)(b) ...      7.100      10/01/2004             4,250
       10,000         Racine, WI Elderly Housing Authority-Lincoln Lutheran (a)(b) ...      7.150      10/01/2005             8,500
      105,000         St. Croix Falls, WI CDA Lease Revenue ..........................      5.900      12/01/2006           107,901
      115,000         St. Croix Falls, WI CDA Lease Revenue ..........................      6.000      12/01/2007           118,042
    1,190,000         St. Croix Falls, WI CDA Lease Revenue ..........................      6.400      12/01/2014         1,219,667
      970,000         SE WI Professional Baseball Park District ......................      0.000      12/15/2015           455,716
    1,000,000         SE WI Professional Baseball Park District ......................      0.000      12/15/2017           415,100
    2,150,000         SE WI Professional Baseball Park District ......................      5.500      12/15/2026         2,237,677
    3,000,000         SE WI Professional Baseball Park District ......................      6.100      12/15/2029         3,093,570
      100,000         Stevens Point, WI CDA - Mortgage Refunding - Edgewater .........      6.500      09/01/2006           101,768
      560,000         Stevens Point, WI CDA - Mortgage Refunding - Edgewater .........      6.625      09/01/2009           569,419
      270,000         Two Rivers, WI CDA - Arch Forest Project .......................      6.350      12/15/2012           266,506
    2,000,000         Waukesha, WI HA - The Arboretum Project ........................      5.250      12/01/2021         1,970,000
    1,500,000         Waukesha, WI HA - Multifamily - Oak Hill Terrace Project .......      5.450      06/01/2027         1,501,665
       75,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      05/01/2003            68,411
      100,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      11/01/2003            88,943
      105,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      05/01/2004            90,813
      100,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      11/01/2004            84,293
       70,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      05/01/2005            57,293
      100,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      11/01/2005            79,731
      105,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      05/01/2006            81,170
      105,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      05/01/2008            71,988
      100,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      11/01/2008            66,690
      105,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      05/01/2009            67,597
      100,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      11/01/2009            62,591
      105,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      05/01/2010            63,351
      100,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      0.000      11/01/2010            58,631
    1,200,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      6.700      11/01/2015         1,200,288
    1,060,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      6.700      11/01/2019         1,056,544
      550,000         Wauwatosa, WI HA - Hawthorne Terrace Project ...................      6.700      11/01/2022           547,459
      100,000         Winnebago County, WI HA-1st Mortgage Revenue Bonds/Section 8 ...      5.625      05/01/2005            97,993
      105,000         Winnebago County, WI HA-1st Mortgage Revenue Bonds/Section 8 ...      5.625      05/01/2006           102,208
      115,000         Winnebago County, WI HA-1st Mortgage Revenue Bonds/Section 8 ...      5.625      05/01/2007           111,145
      120,000         Winnebago County, WI HA-1st Mortgage Revenue Bonds/Section 8 ...      5.625      05/01/2008           115,103
      125,000         Winnebago County, WI HA-1st Mortgage Revenue Bonds/Section 8 ...      5.625      05/01/2009           118,950
      135,000         Winnebago County, WI HA-1st Mortgage Revenue Bonds/Section 8 ...      5.625      05/01/2010           126,977
       15,000         Winnebago County, WI Housing Authority - Series A ..............      6.300      03/01/2002            15,049
      195,000         Winnebago County, WI Housing Authority - Series A ..............      6.875      03/01/2012           195,265
      380,000         Winnebago County, WI Housing Authority - Series A ..............      7.125      03/01/2022           380,730
    2,500,000         Wisconsin Center - Revenue Bond - Public Improvements ..........      0.000      12/15/2026           602,575
                                                                                                                       ------------
                                                                                                                         81,462,862

         GUAM - 5.51%
    5,000,000         Guam Power Authority ...........................................      5.125      10/01/2029         4,974,850

         PUERTO RICO - 1.65%
    1,500,000         Puerto Rico Commonwealth .......................................      5.125      07/01/2030         1,485,810
                                                                                                                       ------------

                      TOTAL INVESTMENTS (Cost $88,339,721) ...........................      97.36%                     $ 87,923,522
                      Cash and receivables, less liabilities .........................       2.64                         2,386,666
                                                                                         ---------                     ------------
                      TOTAL NET ASSETS................................................     100.00%                     $ 90,310,188
                                                                                                                       ============


(a) Valued at fair value using methods determined by the Board of Directors.
(b) Illiquid security, pursuant to the guidelines adopted by the Board of Directors.



The accompanying Notes to Financial Statements are an integral part of this Schedule.



                                                               June 30, 2001 |5


Statement of Assets and Liabilities                                                                June 30, 2001 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           WISCONSIN
                                                                                                           TAX FREE
                                                                                                             FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at cost .............................................................      $  88,339,721
                                                                                                        =============

  Investments in securities, at value ............................................................      $  87,923,522
  Cash ...........................................................................................          2,042,976
  Receivable from securities sold ................................................................          1,032,500
  Accrued dividends and interest .................................................................          1,169,987
  Prepaid expenses ...............................................................................             14,212
                                                                                                        -------------
    Total Assets .................................................................................         92,183,197
                                                                                                        -------------
LIABILITIES:
  Payable for securities purchased ...............................................................          1,493,250
  Payable for Fund shares redeemed ...............................................................             23,011
  Distributions payable ..........................................................................            303,542
  Accrued expenses ...............................................................................             53,206
                                                                                                        -------------
    Total Liabilities ............................................................................          1,873,009
                                                                                                        -------------
TOTAL NET ASSETS .................................................................................      $  90,310,188
                                                                                                        =============

NET ASSETS CONSIST OF:
  Paid in capital ................................................................................      $  94,784,462
  Accumulated undistributed net realized losses on investments ...................................         (4,058,075)
  Net unrealized depreciation on investments .....................................................           (416,199)
                                                                                                        -------------
TOTAL NET ASSETS .................................................................................      $  90,310,188
                                                                                                        =============

  Shares outstanding ($.001 par value
  100,000,000 shares authorized) .................................................................          9,156,961
                                                                                                        =============


NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE .......................................................................      $        9.86
                                                                                                        =============



The accompanying Notes to Financial Statements are an integral part of this Statement.


6| Semi-Annual Report


Statement of Operations                                        For the Period from January 1, 2001 to June 30, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   WISCONSIN
                                                                                                                   TAX FREE
                                                                                                                     FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ................................................................................................     $   2,728,645
                                                                                                                -------------
    Total investment income ...............................................................................         2,728,645
                                                                                                                -------------
EXPENSES:
  Management fees .........................................................................................           309,667
  Transfer agent fees .....................................................................................            36,596
  Fund accounting fees ....................................................................................            28,296
  Custodian fees ..........................................................................................             2,776
  Printing and communications .............................................................................             6,398
  Postage .................................................................................................             3,103
  Legal fees ..............................................................................................            70,828
  Registration fees .......................................................................................               387
  Directors' fees .........................................................................................            13,752
  Audit fees ..............................................................................................             8,401
  Other operating expenses ................................................................................            17,373
                                                                                                                -------------
  Total expenses ..........................................................................................           497,577
  Less: Fees paid indirectly ..............................................................................            (2,776)
                                                                                                                -------------
  Net expenses ............................................................................................           494,801
                                                                                                                -------------
NET INVESTMENT INCOME .....................................................................................         2,233,844
                                                                                                                -------------
REALIZED & UNREALIZED GAINS
ON INVESTMENTS:
    Net realized gains on:
      Long positions ......................................................................................            87,937
    Net decrease in unrealized depreciation on:
      Long positions ......................................................................................           255,806
                                                                                                                -------------
TOTAL REALIZED & UNREALIZED GAINS
ON INVESTMENTS: ...........................................................................................           343,743
                                                                                                                -------------
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS ..........................................................................     $   2,577,587
                                                                                                                =============




The accompanying Notes to Financial Statements are an integral part of this Statement.


                                                               June 30, 2001 |7

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        WISCONSIN
                                                                                                      TAX FREE FUND
                                                                                ----------------------------------------------------
                                                                                       Six Months Ended
                                                                                        June 30, 2001              Year Ended
                                                                                         (Unaudited)             Dec. 31, 2000
                                                                                ----------------------------------------------------
OPERATIONS:
  Net investment income ........................................................          $  2,233,844           $   6,554,769
  Net realized gains (losses) on investments ...................................                87,937              (2,705,930)
  Net decrease in unrealized depreciation on investments .......................               255,806               5,024,477
                                                                                          ------------           -------------
    Net increase in net assets resulting from operations .......................             2,577,587               8,873,316
                                                                                          ------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ........................................................            (2,233,844)             (6,554,769)
                                                                                          ------------           -------------
    Net distributions to shareholders ..........................................            (2,233,844)             (6,554,769)
                                                                                          ------------           -------------
FUND SHARE ACTIVITY:
  Proceeds from shares issued ..................................................             4,195,914               9,382,109
  Reinvested dividends from net investment income ..............................             1,728,132               4,533,206
  Cost of shares redeemed ......................................................           (19,775,050)            (43,949,481)
                                                                                          ------------           -------------
    Net decrease in net assets derived
        from Fund share activity ...............................................           (13,851,004)            (30,034,166)
                                                                                          ------------           -------------
TOTAL DECREASE IN NET ASSETS ...................................................           (13,507,261)            (27,715,619)
NET ASSETS AT THE BEGINNING OF THE PERIOD ......................................           103,817,449             131,533,068
                                                                                          ------------           -------------
NET ASSETS AT THE END OF THE PERIOD ............................................          $ 90,310,188           $ 103,817,449
                                                                                          ============           =============
UNDISTRIBUTED NET INVESTMENT INCOME ............................................          $         --           $          --
                                                                                          ============           =============




The accompanying Notes to Financial Statements are an integral part of these Statements.



8| Semi-Annual Report

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
WISCONSIN TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             For the Six
                                            Months Ended                      For the Year Ended December 31,
                                            June 30, 2001    -----------------------------------------------------------------------
                                             (Unaudited)         2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period ...... $      9.83       $     9.64    $     10.48   $     10.44   $     10.16    $    10.30
Income (loss) from investment operations:
  Net investment income ...................        0.23             0.51           0.51          0.51          0.52          0.51
  Net realized and unrealized gains (losses)
  on investments ..........................        0.03             0.19          (0.84)         0.04          0.28         (0.14)
                                            ------------      -----------   ------------  ------------  ------------   -----------
    Total income (loss) from investment
    operations ............................        0.26             0.70          (0.33)         0.55          0.80          0.37
Less distributions from:
  Net investment income ...................       (0.23)           (0.51)         (0.51)        (0.51)        (0.52)        (0.51)
                                            ------------      -----------   ------------  ------------  ------------   -----------
    Total distributions ...................       (0.23)           (0.51)         (0.51)        (0.51)        (0.52)        (0.51)
                                            ------------      -----------   ------------  ------------  ------------   -----------
Net asset value, end of period ............ $      9.86             9.83    $      9.64   $     10.48   $     10.44    $    10.16
                                            ============      ===========   ============  ============  ============   ===========
TOTAL RETURN ..............................        2.66%/(2)/       7.44%         (3.27)%        5.41%         8.06%         3.81%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    in thousands) ......................... $    90,310        $ 103,817    $   131,533   $   143,417   $   131,348    $  124,545
Percentage of operating expenses before
    interest expense to average net
    assets/(1)/ ...........................        1.04%/(3)/       0.83%          0.82%         0.78%         0.81%         0.80%
Percentage of interest expense to average
    net assets ............................          --             0.01%          0.00%           --            --            --
Percentage of net investment income to
    average net assets/(1)/................        4.69%/(3)/       5.25%          5.01%         4.90%         5.05%         5.12%
Portfolio turnover rate ...................           5%              26%            78%           16%           08%           14%


/(1)/ The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, percentage of net expenses to average net assets for the periods ended June 30, 2001, December 31, 2000, 1999, 1998, 1997 and 1996 would have been 1.04%, 0.84%, 0.83%, 0.80%, 0.82%
       and 0.81%, respectively, and the percentage of net investment income to average net assets would have been 4.69%, 5.24%, 5.00%, 4.88%, 5.04% and 5.11%, respectively.
/(2)/  Not annualized.
/(3)/  Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.



                                                               June 30, 2001 |9

                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(1)  Organization
     Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Wisconsin Tax Free Fund, a non-diversified fund (the "Fund"), is one of the four series of funds issued by the Corporation at June 30, 2001.

(2)  Summary of Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors. There is subjectivity in the valuations provided by the independent pricing service and dealers who make markets in such securities. Accordingly, prices provided may differ from the value that would be realized if the securities were sold.

     (b) The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly no Federal income tax provision is required.

          At December 31, 2000 the Fund had Federal income tax capital loss carryforwards of $399,536 expiring in 2003; $333,310 expiring in 2005; $376,887 expiring in 2007; and $2,328,277 expiring in 2008. The Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2000, the Fund deferred, on a tax basis, post-October losses of $709,108. This amount may be used to offset future capital gains.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Fund are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually.

     (d) The Fund records security and shareholder transactions no later than trade date plus one. Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund amortizes premium and accretes discount on investments utilizing the effective interest method.

     (e) The Fund is charged for those expenses that are directly attributable to it.Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, number of funds, net sales, or some combination thereof, as applicable. Although the Fund's total expenses for the six-month period ended June 30, 2001 declined as compared to the prior semi-annual period, the Fund's ratio of operating expenses to average net assets increased. This increase in the Fund's expense ratio can be attributed primarily to a decrease in the Fund's average net assets for the current period, the disproportionate decrease in certain operating expenses as compared to the decline in average net assets, an increase in certain operating expenses (primarily professional fees), and the application of the Fund's allocation policies. These and other factors may cause expenses and the Fund's expense ratio to vary in the future. A modification to the application of the Fund's expense allocation policies, made in June 2001, may reduce the volatility in the expense ratios going forward.

     (f) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Fund had no open futures contracts at June 30, 2001.

     (g) The Fund entered into a fee arrangement with its custodian bank which provided for a reduction in custody fees based upon net amounts of uninvested cash balances. The reduction of custody expenses is shown on the Statement of Operations as "Fees paid indirectly."

     (h) At June 30, 2001, 1.23% of the Fund's net assets were illiquid, as defined pursuant to the guidelines established by the Board of Directors.

     (i) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG made available to all of the Funds issued by the Corporation, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The primary purpose of the Agreement was to allow the applicable Funds to avoid liquidating securities under circumstances which the Advisor believed were unfavorable to shareholders. Outstanding principal amounts under the credit facility bore interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.4% or the prime rate. The Agreement was terminated in October 2000.

(4)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Fund pays the Advisor a monthly management fee at the annual rate of 0.65% of the average daily net assets of the Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Fund.

     Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees to be invested in any of the Funds issued by the Corporation.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.





10| Semi-Annual Report

(5)  Investment Transactions
     During the six months ending June 30, 2001, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were $4,950,435 and $14,870,181, respectively. At June 30, 2001, the gross unrealized appreciation and depreciation on securities for tax purposes were $1,871,864 and ($2,288,063), respectively, netting to ($416,199). At
     June 30, 2001, the cost of securities for Federal income tax purposes was $88,339,721.


(6)  Fund Share Transactions


                                                                           During the Six Months           During the Year
                                                                       Ended June 30, 2001 (Unaudited)  Ended December 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
    Shares issued                                                                  425,628                       971,298
    Reinvested dividends from net investment income                                175,665                       469,402
    Shares redeemed                                                             (2,006,969)                   (4,524,934)
                                                                                -----------                   -----------
    Net decrease in Fund shares                                                 (1,405,676)                   (3,084,234)
                                                                                ===========                   ===========




(7)  Litigation
     Beginning in late October 2000, the Corporation, the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (two other series of the Corporation which are hereinafter referred to as the "High-Yield Funds"), as well as other entities and individuals, including the Advisor, were named as defendants in a number of related actions brought by shareholders of the High-Yield Funds, which have since been consolidated into a single action. A consolidated complaint had not been filed as of June 30, 2001. However, the original complaints alleged, among other things, that the information concerning the High-Yield Funds contained in the Corporation's prospectus and other disclosures were false and misleading in that they overstated the High-Yield Funds' net asset values and performance and understated the risks associated with investing in the High-Yield Funds. They also alleged that persons who purchased shares of the High-Yield Funds during the class period suffered unspecified damages, and sought recovery from the Corporation, the High-Yield Funds, and the other defendants. Several plaintiffs contended that the Corporation, as a whole, including the Fund and the other series, is responsible for such alleged damages. The Corporation intends to vigorously defend against such actions. Because of the very preliminary stage of the litigation, the ultimate determination cannot be predicted, including the amount of any award, the entities, series or individuals that ultimately may be required to pay such award, if any, or the timing of such determination.

     In connection with the litigation and other matters related to the High-Yield Funds, Heartland Advisors, Inc. has paid $496,885 for legal services rendered to Heartland Group, Inc. These fees were not allocated to the Fund.



                                                               June 30, 2001 |11

                      [This page intentionally left blank]

                            [GRAPHIC] Heartland Funds
                            -------------------------
                           AMERICA'S VALUE INVESTOR(R)

                              Individual Investors:
                         1.800.HEARTLN (1.800.432.7856)

                               Financial Advisors:
                   Financial Advisor Services: 1.800.442.6391

                             www.heartlandfunds.com

                            Heartland Advisors, Inc.
                     789 N. Water St., Milwaukee, WI 53202
                            Distributor, Member SIPC.



The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Heartland Advisors, Inc. or any other person. Any such views are subject to change at any time based upon market or other considerations. These views may not be relied on as investment advice and, because investment decisions for a Heartland Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Heartland Fund.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



                                                                       010038W

                             [LOGO] Heartland Funds
                         -------------------------------
                           AMERICA'S VALUE INVESTOR(R)



                                Select Value Fund

                                 Value Plus Fund

                                   Value Fund



                           SEMI-ANNUAL | JUNE 30, 2001

                                Table of Contents



EQUITY FUNDS
--------------------------------------------------------------------------------

     Letter to Shareholders................................................... 2

     Select Value Fund Management's Discussion of Fund Performance............ 4

     Value Plus Fund Management's Discussion of Fund Performance.............. 6

     Value Fund Management's Discussion of Fund Performance................... 8

     Financial Statements

         Schedules of Investments.............................................10

         Statements of Assets and Liabilities.................................16

         Statements of Operations.............................................17

         Statements of Changes in Net Assets..................................18

         Financial Highlights.................................................20


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Notes to Financial Statements............................................23

     Definitions..............................................................27

DEAR SHAREHOLDER
--------------------------------------------------------------------------------

[PHOTO]


At Heartland Funds, we are very pleased to present to you this semi-annual report for our stock funds covering the six months ended June 30, 2001. We believe the equity funds have performed well so far this year compared to their benchmarks, to their peers, and to the stock market in general. Moreover, we believe they are well positioned to achieve long-term capital appreciation for the benefit of our shareholders.

In the first half of 2001, the Federal Reserve and Alan Greenspan certainly stole the spotlight. In reaction to a slipping U.S. economy and slumping corporate earnings reports, the Fed boldly cut short-term interest rates six times in six months. By slashing rates 275 basis points, from 6.5% to 3.75%, the Fed sent a clear message: stimulating economic growth is top priority and inflation is nowhere to be found.

How did the stock market react? Well, if you spent time watching CNBC over the past six months, or reading newspaper headlines, you might think investors were less than optimistic. In fact, all of the most commonly quoted stock market indices were down in the first half of 2001. The S&P 500 Index was down 6.70%, and the Dow Jones Industrial Average was down 1.82%. The NASDAQ


2| Semi-Annual Report

--------------------------------------------------------------------------------

Composite was particularly hard hit. This technology-loaded index, filled with analysts' darlings from the second half of the last decade, was down 12.52%.

Our view of the market's reaction is remarkably different and much more upbeat. After all, the Value Line Index, which is a measure of how the average stock has performed, was up for the first six months in 2001. In addition, investors appeared to be returning to traditional, value-oriented stock investments.
We believe the predictions that our fundamental, research-based approach to investing was obsolete were, to say the least, slightly exaggerated. At the end of the last decade, more speculative styles may have been all the rage, but now in 2001, we believe investors and analysts have returned to companies with meaningful earnings, solid balance sheets, and strong managements. We think common sense has returned to Wall Street, and as a result, the patient shareholders of the Heartland Equity Funds have been rewarded.

This semi-annual report includes a discussion of each of the equity funds - the Select Value Fund, Value Plus Fund, and Value Fund. While these Funds specialize in investing in companies of different sizes, they are all managed using the same fundamental principle: to identify companies priced at discounts to what we consider to be their intrinsic worth. We have always believed that this is the most prudent approach to investing for the long term.

More importantly, you can be confident that Heartland will remain dedicated to the principles of value investing developed by the legendary Benjamin Graham. To our portfolio managers and research analysts, our trademark, "America's Value Investor" is more than a slogan, it is our passion. If you're looking to add more "value" to your portfolio, contact one of our shareholder services representatives to discuss your investments.

This year is off to a fantastic start. You can be assured that we will remain dedicated to our value investment philosophy, regardless of the weather forecast du jour. At Heartland, we believe it's always a great time to be a value investor.

Thank you for your continued trust and confidence,


/s/ William J. Nasgovitz
------------------------
William J. Nasgovitz
President

                                                               June 30, 2001 |3

                           Heartland Select Value Fund

      [PHOTO]
M. Gerard Sandel, CFA
Lead Portfolio Manager

      [PHOTO]
Eric J. Miller, CMA
Portfolio Co-Manager
--------------------------------------------------------------------------------
"Over the twelve-months ended June 30, 2001, the Select Value Fund ranked 27 out of the 516 funds for total return in the Lipper Multi-Cap Value Fund peer group
- that is in the top 6% of all multi-cap value funds./1/"
--------------------------------------------------------------------------------

For the six-month period ended June 30, 2001, the Heartland Select Value Fund posted a total return of 6.67%. For the same period, the benchmark S&P MidCap 400 Barra Value Index was up 7.54%, and the S&P 500 Index was down 6.70%.

Top-Decile Performance

As Wall Street has, in our opinion, re-discovered the benefits of fundamental analysis - the basis for our investment strategy - and the Select Value Fund has continued to outpace most of its peers. Over the twelve-months ended June 30, 2001, the Select Value Fund ranked 27 out of the 516 funds for total return in the Lipper Multi-Cap Value Fund peer group - that is in the top 6% of all multi-cap value funds./1/

As was the case when the Select Value Fund returned 30.63% for the twelve months ended December 31, 2000, we believe the shareholders of the Fund benefited this year from our disciplined approach to value investing. This was particularly true in the first quarter as value-oriented stock indices outpaced their growth counterparts across small, mid, and large-capitalization ranges for the fourth consecutive quarter. Although this streak was interrupted in the second quarter of 2001, value still outperformed in all three capitalization ranges for the year-to-date.

                                      YTD                 YTD
  Through June 30, 2001           Total Returns      Outperformance
--------------------------------------------------------------------------------
 Russell 2000 Value Index             12.78%   (more than)12.62%
 Russell 2000 Growth Index             0.16
--------------------------------------------------------------------------------
 S&P MidCap 400 Barra Value Index      7.54%   (more than)13.21%
 S&P MidCap 400 Barra Growth Index    -5.67
--------------------------------------------------------------------------------
 S&P 500 Barra Value Index            -2.41%   (more than) 8.63%
 S&P 500 Barra Growth Index          -11.04
--------------------------------------------------------------------------------

From this table, our shareholders can see what we consider to be an advantage of our multi-capitalization value approach. Whether small, medium, or large company investing is in favor on Wall Street, the Select Value Fund shareholders are able to participate./2/

Fed Easing Boosts Financials

The big outside influence on the market this year has been the Federal Reserve and Chairman Alan Greenspan trying to stimulate the economy by reducing interest rates. So far in 2001, the Fed has cut short-term interest rates by 275 basis points, from 6.5% to 3.75%. The lower rates have, in turn, reduced the cost of funds for many companies in the Financial Services sector.

As a result, Washington Mutual (WM), a commercial thrift and one of the holdings in the Select Value Fund, continued to appreciate in the first half of 2001. The stock price was also aided when, in the second quarter, Washington Mutual announced the successful acquisition of Dime Bancorp (DME). We believe this takeover could give Washington Mutual a significant foothold in the competitive and profitable New York banking market./3/

4| Semi-Annual Report

                                    [CHART]

                                Select Value Fund
                      Growth of $10,000 since inception(4)
                           (inception date 10/11/96)

                   Select Value      S&P 500  S&P Barra Midcap Value
    10/11/1996         10,000        10,000          10,000
        Dec-96         10,500        10,714          10,892
                       10,660        11,002          10,890
                       12,140        12,923          12,165
                       13,270        13,891          13,886
        Dec-97         12,905        14,289          14,367
                       14,542        16,283          16,078
                       13,650        16,821          15,411
                       11,468        15,148          13,258
        Dec-98         13,129        18,372          15,321
                       12,396        19,289          14,087
                       14,184        20,649          16,191
                       12,756        19,359          14,614
        Dec-99         13,384        22,240          15,677
                       13,966        22,748          16,660
                       14,012        22,144          16,217
                       15,438        21,930          18,333
        Dec-00         17,485        20,214          20,042
                       18,098        17,817          19,351
         1-Jun         18,651        18,860          21,553

Inflation? What Inflation?

Despite some of the rhetoric coming out of the Federal Reserve, and their most recent interest rate cut of just 25 basis points (when many investors and economists were anticipating 50), inflation continues to be very difficult to find in the U.S. economy. One of the few industries that has been able to increase their prices is the Insurance sector. Allstate Corporation (ALL) is one of the top holdings in the Select Value Fund and is considered a premier name in this industry. In addition to their pricing power, we believe the stock price of Allstate could also continue to benefit from their recent restructuring and cost cutting measures./3/

Outlook

Although the near-term movement has been toward more growth oriented stocks, we believe the longer-run trend emphasizing profitable companies with reasonably priced stocks may be an overriding factor in the second half of 2001. We also believe the full impact of the Federal Reserve's current policies is yet to be felt on the real economy. As a result, we believe investors could, as they did in the first quarter of this year, move strongly into more cyclical sectors when a recovery becomes more evident. We believe this would continue to benefit shareholders of the Heartland Select Value Fund.

                             Through June 30, 2001
--------------------------------------------------------------------------------
                        Average Annual Total Returns/4/

                                        One     Three   Since Inception
                                       Year      Year     (10/11/96)
--------------------------------------------------------------------------------
Select Value Fund                     33.11%    10.97%      14.12%
--------------------------------------------------------------------------------
S&P MidCap 400 Barra Value Index/5/   32.90     11.83       17.57
--------------------------------------------------------------------------------
S&P 500 Index                        -14.83      3.89       14.41
--------------------------------------------------------------------------------


                       Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents) ............................. 32
Net assets ......................................................... $14.1 mil.
NAV .................................................................... $15.85
Median market cap .................................................. $2,341 mil
Weighted average market cap ....................................... $13,075 mil
Fund vs. S&P MidCap Barra Value Index
    Alpha ................................................................ 0.04
    Beta ................................................................. 0.84
    R-squared ............................................................ 0.75


                               Valuation Analysis

                                    [CHART]

Price/Earnings (Trailing 12-Months)
Select Value Fund                       15.0X
S&P MidCap 400 Barra Value Index        15.2X
S&P 500                                 23.0X

                                    [CHART]

Price/Cash Flow
Select Value Fund                        8.5X
S&P MidCap 400 Barra Value Index         7.6X
S&P 500                                 13.7X

                                    [CHART]

Price/Book
Select Value Fund                        2.2X
S&P MidCap 400 Barra Value Index         1.7X
S&P 500                                  3.9X

Based on 12-month actual earnings, excludes negative earnings.
Source: Russell Analytics and Heartland Advisors, Inc.

         Top Ten Holdings - % of Net Assets (Excludes cash equivalents)

Dow Chemical Company                                       3.8%
RPM, Inc./Ohio                                             3.7
AVX Corporation                                            3.6
Allstate Corporation                                       3.5
Boston Scientific Corporation                              3.5
Bank of America Corporation                                3.3
Sprint Corporation                                         3.2
Jefferson Smurfit Group PLC                                3.1
JP Morgan Chase & Co.                                      3.1
Goodrich Corporation                                       3.1

--------------------------------------------------------------------------------

The Fund invests in small- and mid-sized companies that are less liquid than larger companies. The Fund also invests in a smaller number of stocks (generally 25 to 35) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/Lipper, Inc., an independent monitor of mutual fund performance, ranked the Select Value Fund 88 of 252 funds for total return in the Lipper Multi-Cap Value Fund peer group for the period since the Fund's inception through June 30, 2001.

/2/As of June 30, 2001, the average annual total returns for the one year and since the Fund's inception (10/11/96) of the Russell 2000 Value was 30.87% and 13.79%, respectively; the Russell 2000 Growth was -23.26% and 5.23%, respectively; the S&P MidCap 400 Barra Growth was -10.18% and 20.35%, respectively; the S&P 500 Barra Value was 7.93% and 14.53%, respectively; and the S&P 500 Barra Growth was -32.43% and 13.84%, respectively. For comparison purposes, the values of these indices, and the S&P MidCap 400 Barra Value, on 9/30/96 are used as beginning values on 10/11/96. Indices are unmanaged, and therefore, do not reflect the cost of portfolio management or trading.

/3/Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of June 30, 2001, Washington Mutual, Dime Bancorp, and Allstate represented 1.7%, 0.0%, and 3.5%, respectively, of the Fund's net assets.

/4/Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. The Advisor voluntarily waives a portion of the Fund's expenses, but reserves the right to change the level of the waiver. Without such waiver, total returns would have been lower.

/5/For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on 9/30/96 is used as the beginning value on 10/11/96.



                                                                 June 30, 2001|5

                            Heartland Value Plus Fund


--------------------------------------------------------------------------------

[PHOTO]
M. Gerard Sandel, CFA
Lead Portfolio Manager

[PHOTO]
William J. Nasgovitz
Portfolio Co-Manager

"In continuation of a significant
trend that started in 2000,
we believe Value Plus
shareholders benefited from
a rudimentary shift in investor
preferences. In simplest terms,
smaller meant better."
--------------------------------------------------------------------------------

For the six months ended June 30, 2001, the Heartland Value Plus Fund was up 19.50%. For this period, the Fund outperformed both the Russell 2000 Value Index of low price-to-book small company stocks and the Russell 2000 Index of small company stocks. The benchmarks returned 12.78% and 6.94%, respectively.

In continuation of a significant trend that started in 2000, we believe Value Plus shareholders benefited from a rudimentary shift in investor preferences. In simplest terms, during the first six months of this year, smaller meant better. For the first half of 2001, the Russell 2000 Index outpaced the S&P 400 MidCap Index of medium-sized companies, which was up just 0.97%. The MidCap Index, in turn, topped the -6.70% return of the large capitalization S&P 500 Index. It is also worth noting that this order of performance ranking held in both the first and second quarters of 2001./1/

Finding Value in the Tech Sector

Often, when investors think of the Technology sector, visions of huge P/E ratios and volatile stock prices come to mind - the type of stocks that rarely stand up to our rigorous fundamental analysis. Using our disciplined investment process, however, we were able to identify several profitable tech-related companies that we believed were led by astute management, yet were at prices we considered to be reasonable. Although, during the first half of the year, the Technology sector of the Russell 2000 Index was down 11.71%, we believe shareholders of the Value Plus Fund received the benefit of our stock selection in this industry group.

Ansys Inc. (ANSS), a technology company that caters to engineering firms, is among the top ten holdings of the Value Plus Fund. Their software enhances the efficiency of design engineers, which in turn can significantly lower the cost of bringing a new product to market. During the first half of 2001, their stock price appreciated, providing capital appreciation to Fund shareholders. Because several Technology holdings have appreciated, and because the Fund is overweighted in this sector, we are currently realizing some gains in a number of these stocks./2/

Adding the Right REITs

One of the overriding factors in the financial markets during the first half of 2001 was declining interest rates. In the six months ended June 30, 2001, the Federal Reserve cut short-term interest rates from 6.5% to 3.75%, and as a result, bond yields became less attractive. In reaction to this, the Value Plus Fund, which seeks capital appreciation and current income for shareholders, increased its exposure to Real Estate Investment Trusts, or REITs. Most REITs pay a higher dividend yield than other stocks, particularly in comparison to stocks in the small capitalization range where dividends are very uncommon. While REITs represented just 6.7% of the Fund's total net assets as of June 30, 2001, we believe the stocks we own in this sector also offer the potential for capital appreciation.

6| Semi-Annual Report

                                    [CHART]

                                Value Plus Fund
                     Growth of $10,000 since inception/3/
                           (inception date 10/26/93)

                   Value Plus Fund   Russell 2000   Russell 2000 Value
    10/26/1993           10,000          10,000           10,000
                         10,522          10,147           10,138
                         10,584           9,877            9,999
                         10,153           9,492            9,820
                         10,263          10,151           10,285
        Dec-94           10,001           9,962            9,981
                         10,672          10,421           10,351
                         11,794          11,398           11,259
                         12,507          12,524           12,195
        Dec-95           12,441          12,796           12,551
                         13,270          13,448           13,101
                         14,374          14,121           13,637
                         14,983          14,169           13,840
        Dec-96           16,646          14,905           15,233
                         17,219          14,135           15,195
                         18,408          16,426           17,488
                         21,257          18,870           19,742
        Dec-97           21,740          18,238           20,074
                         22,622          20,073           21,750
                         21,597          19,137           20,965
                         18,736          15,282           17,217
        Dec-98           19,396          17,774           18,779
                         17,831          16,812           16,959
                         21,165          19,427           19,766
                         18,222          18,199           18,220
        Dec-99           19,720          21,555           18,500
                         21,433          23,082           19,207
                         20,138          22,210           19,581
                         20,651          22,455           21,019
        Dec-00           17,978          20,904           22,722
                         19,422          19,544           22,943
         1-Jun           21,483          22,355           25,627

Outlook

With the Federal Reserve favoring lower interest rate policies, we believe analysts and investors will continue to favor smaller company stocks. We also believe that, as the rate cuts begin to stimulate growth in the U.S., many economically sensitive issues could outperform the broader market indices. With these factors in place, we believe the small capitalization Heartland Value Plus Fund, with a strong allocation in the more cyclical sectors of the stock market, is well positioned for the long-term investor.

--------------------------------------------------------------------------------

The Fund invests in small companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 25 to 35) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Subject to certain exceptions, shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 1% redemption fee.

/1/ As of June 30, 2001, the average annual total returns for the one year, five year, and since the Fund's inception (10/26/93) of the S&P 500 Index were -14.83%, 14.47%, and 15.64%, respectively; and of the S&P MidCap 400 Index were 8.87%, 18.54%, and 16.83%, respectively. Indices are unmanaged, and therefore, do not reflect the cost of portfolio management or trading.

/2/ Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of June 30, 2001, Ansys, Inc. represented 4.8% of the Fund's total net assets, and technology sector companies represented 26.2% of the Fund's total equity investments (excluding cash equivalents).

/3/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices.

                              Through June 30, 2001
--------------------------------------------------------------------------------
                          30-Day Annualized SEC Yield
--------------------------------------------------------------------------------
Value Plus Fund ...........................................................0.68%
--------------------------------------------------------------------------------


                         Average Annual Total Returns/3/


                                    One    Three    Five   Since Inception
                                   Year    Year     Year    (10/26/93)

--------------------------------------------------------------------------------
Value Plus Fund                    6.68%   -0.18%   8.37%     10.47%
--------------------------------------------------------------------------------
Russell 2000 Value Index          30.87     6.92   13.45      13.05
--------------------------------------------------------------------------------
Russell 2000 Index                 0.65     5.31    9.62      11.05
--------------------------------------------------------------------------------


                       Portfolio Highlights and Statistics

Number of holdings (Excludes cash equivalents) ......................... 30
Net assets ..................................................... $47.0 mil.
NAV ................................................................ $14.39
Median market cap ............................................... $368 mil.
Weighted average market cap ..................................... $635 mil.
Fund vs. Russell 2000 Value Index
    Alpha ............................................................-0.50
    Beta ............................................................. 0.83
    R-squared ........................................................ 0.57

                               Valuation Analysis

                                    [CHART]

Price/Earnings (Trailing 12-months)
Value Plus Fund            13.6X
Russell 2000 Value         15.1X
Russell 2000               17.7X

                                    [CHART]

Price/Cash Flow
Value Plus Fund             8.0X
Russell 2000 Value         10.7X
Russell 2000               17.1X

                                    [CHART]

Price/Book
Value Plus Fund             1.7X
Russell 2000 Value          1.6X
Russell 2000                2.3X

Based on trailing 12-month actual earnings, excludes negative earnings.
Source: Russell Analytics and Heartland Advisors, Inc.

         Top Ten Holdings - % of Net Assets (Excludes cash equivalents)

Kelly Services, Inc. (Class A) ....................................... 4.9%
Ansys, Inc. .......................................................... 4.8
Arch Chemicals, Inc. ................................................. 4.6
K2, Inc. ............................................................. 4.3
Southwestern Energy Co. .............................................. 3.9
Herbalife International, Inc. (Class B) .............................. 3.7
RPM, Inc./Ohio ....................................................... 3.6
Kennedy-Wilson, Inc. ................................................. 3.4
Cubic Corporation .................................................... 3.3
Aceto Corporation .................................................... 3.2



                                                               June 30, 2001 |7

                              Heartland Value Fund


--------------------------------------------------------------------------------
[PHOTO]
William J Nasgovitz
Portfolio Co-Manager

[PHOTO]
Eric J. Miller, CMA
Portfolio Co-Manager

"For the first half of 2001,
the Heartland Value Fund was
up 27.12%. After suffering
through a Bear Market in the
late 1990s, small capitalization
investing was back in style."
--------------------------------------------------------------------------------

For the first half of 2001, the Heartland Value Fund was up 27.12%, outperforming the Russell 2000 Value Index, which posted a total return of 12.78%. The fund also outpaced the more broadly based Russell 2000 Index of small company stocks, which was up 6.94%.

After suffering through a Bear Market in the late 1990s, small capitalization investing, particularly small capitalization value investing, was back in style on Wall Street. In sharp contrast to the Value Fund being up over 27%, the Russell 2000 was the only major market index to post a positive return in the first half of 2001. For the six-month period ended June 30, 2001, the S&P 500 Index of large company stocks was down 6.70%, and the Dow Jones Industrial Average of very large companies was down 1.82%. Last decade's glamour, the technology-dominated NASDAQ Composite, lost 12.52% of its value in the first half of 2001./1/

New Catalyst In Healthcare

As our shareholders may have read in our Annual Report for 2000, Congress increased the medicare and medicaid payments that healthcare providers receive from the federal government, and as a result, many Healthcare-related stocks appreciated. This year, along with this regulatory enticement, we believe investors were additionally attracted to smaller capitalization Healthcare stocks for their positive fundamentals.

According to Merrill Lynch,/2/ as many glamour stocks have repeatedly failed to meet analysts' expectation, the earnings estimates of over 40% of smaller Healthcare companies have been revised higher. One such firm is US Oncology
(USON). This company is the leading operator of cancer-treatment facilities and oncology medical offices, and it is one of the top holdings in the Value Fund. The stock price of US Oncology also appreciated significantly in the first half of the year. In addition, Healthcare was the top-performing sector in the Russell 2000 Index for this period, and our shareholders benefitted as the Value Fund was overweighted in this sector./3/

Smaller Stocks, Better Values

Despite the fact that small capitalization stocks have recently outperformed, the gap in valuations between small and large company


                 Chart 1: Small Cap P/Es Versus Large Cap P/Es*
          Small Stocks Still Offer More Value - June 1972 to June 2001


72.8  69.8  69  63.9  61.6  64.5  58  66.5  64.1  70.3  63  70  70.2  66.8  60.9  67.8  68.2  67.1  67.9  78.6  81.5  80.4  85.4
------------------------------------------------------------------------------------------------------------------------------------
            72                    73                    74                   75                      76                       77

91.3  94.5  96.4  91.7  91  93.1  94.4  95.4  88.8  95.1  101  96.7  103.1  108.5  102.1  101.9  102.7  103.3  99.9  104.9  109.3
------------------------------------------------------------------------------------------------------------------------------------
                   78                    79                     80                         81                          82

109.4  105.7  101.7  100  102.5  104.1  102.9  102.9  101.6  98.6  95.7  93  92.2  80.5  76.8  73.4  72.3  71.5  69.1  78.7  80
------------------------------------------------------------------------------------------------------------------------------------
                83                               84                 85                    86                      87

87.5  84.1  89  89.8  95.4  84.6  82.8  77.4  69.1  72.2  76.4  85.9  81.7  68.6  72.9  68.1  72  73.6  77.5  80.5  78.4  79.7
------------------------------------------------------------------------------------------------------------------------------------
       88                    89                      90                      91                    92                      93

86.9  82.9  91.5  93.8  97.9  101.4  102.5  93.8  84.3  86.6  81.4  88.3  95.2  90.3  88.1  85.9  76  70.6  58.9  55  48.4  51.1
------------------------------------------------------------------------------------------------------------------------------------
                   94                        95                      96                      97                   98

51.1  47.1  49.9  50  53.7  57.8  59.6  60.4
----------------------------------------------
       99                    00

*Source: The Leuthold Group. The capitalization criteria used by Leuthold may differ from those used by Heartland Advisors. This chart is illustrative and is not intended to be indicative of any Heartland Fund. The large caps are represented by the CRSP 1-2 for 1926-1978 and by the S&P 500 for 1979-2000. The small caps are represented by the CRSP 6-8 for 1926-1978 and by the Russell 2000 for 1979-2000.

8| Semi-Annual Report

                               Chart 2: Value Fund

                     Growth of $10,000 over last 10 years/3/

               Value Fund    Russell 2000 Russell 2000 Value
        Jun-91       10,000.0      10,000.0       10,000.0
                     11,603.8      11,438.7       10,935.2
                     12,803.2      11,453.9       12,036.5
                     16,532.8      13,544.5       14,121.2
        Jun-93       17,504.9      14,433         15,747.4
                     19,635.9      16,101.6       17,478.3
                     19,999.5      15,059.5       16,931.1
                     19,972.1      15,807.9       17,208.5
        Jun-95       23,831.2      18,088.3       19,411.2
                     25,924.4      20,305.4       21,639.1
                     29,393.3      22,409.1       23,511.4
                     31,365.5      23,654.7       26,262.8
        Jun-97       35,775.5      26,067.7       30,151.6
                     38,640.3      28,944.6       34,610.3
                     40,146.2      30,370.9       36,146.2
                     34,210.9      28,207.9       32,377.5
        Jun-99       38,205.4      30,826.5       34,079.8
                     42,767.7      34,203.8       31,895.7
                     39,904.3      35,242.3       33,760.8
                     43,634.4      33,170.5       39,176
        Jun-01       55,466.4      35,473.3       44,184.3

stocks - a gap that we believe is extreme - has not substantially changed. As you can see in Chart 1, the P/E of small capitalization stocks relative to their larger counterparts has rebounded off the 1999 low, but it is still well below historic levels. In other words, the P/E of small company stocks is still disproportionately lower than the P/E of large company stocks.

We believe this is an indication that smaller company stocks still represent better values. Moreover, for this "ratio of ratios" to return to a level closer to its historical norm, small company stocks would need to continue their outperformance relative to the larger and more-pricey segment of the stock market.

Outlook

We believe Wall Street has rediscovered the benefits of fundamental stock analysis. More importantly, we believe the current trend that emphasizes profitable companies with stock prices that we consider to be reasonable will continue into the remainder of 2001 and beyond. While past performance is no guarantee of future results, it is certainly worth noting that when the market previously shifted from favoring large to small stocks, the cycles of outperformance have tended to be sustained. We believe market sentiment and relative valuations should continue to benefit the shareholders of the Heartland Value Fund.

                              Through June 30, 2001
--------------------------------------------------------------------------------
                         Average Annual Total Returns/4/

                                  One   Five     Ten   Since Inception
                                 Year   Year     Year    (12/28/84)

--------------------------------------------------------------------------------
Value Fund                      39.00%  13.54%  18.69%     15.93%
--------------------------------------------------------------------------------
Russell 2000 Value Index        30.87   13.45   16.02      13.92
--------------------------------------------------------------------------------
Russell 2000 Index               0.65    9.62   13.50      12.27
--------------------------------------------------------------------------------


                       Portfolio Highlights and Statistics

Number of holdings (Excludes cash equivalents)............. 171
Net assets....................................... $1,021.7 mil.
NAV..................................................... $40.35
Median market cap...................................  $136 mil.
Weighted average market cap.........................  $687 mil.
Fund vs. Russell 2000 Value Index
    Alpha................................................  0.41
    Beta.................................................  1.00
    R-squared............................................  0.62

                               Valuation Analysis



                                    [CHART]


Price/Earning (Trailing 12-months)
Value Fund                  20.8X
Russell 2000 Value          15.1X
Russell 2000                17.7X

                                    [CHART]

Price/Cash Flow
Value Fund                  10.2X
Russell 2000 Value          10.7X
Russell 2000                17.1X

                                    [CHART]
Price/Book
Value Fund                   2.4X
Russell 2000 Value           1.6X
Russell 2000                 2.3X


Based on trailing 12-month earnings, excludes negative earnings.
Source: Russell Analytics and Heartland Advisors, Inc.

 Top Ten Holdings - % of Net Assets (Excludes cash equivalents)

ICN Pharmaceuticals, Inc.................................  5.3%
Henry Schein, Inc........................................  3.9
US Oncology, Inc.........................................  3.0
Navigant Consulting, Inc.................................  2.4
URS Corporation..........................................  2.3
InterDigital Communications..............................  2.2
Presidential Life Corp...................................  2.2
NABI.....................................................  1.9
Republic Services, Inc...................................  1.9
Associated Banc-Corp.....................................  1.6
--------------------------------------------------------------------------------
The Fund invests primarily in small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

Subject to certain exceptions, shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 1% redemption fee.

/1/As of June 30, 2001, the average annual total returns for the one year, five year, ten year, and since the Fund's inception (12/28/84) of the S&P 500 Index were -14.83%, 14.47%, 15.10%, and 15.97%, respectively; and of the NASDAQ Composite were -45.51%, 12.77%, 16.36%, and 14.09%, respectively; and of the Dow Jones Industrial Average were 2.22%, 15.19%, 16.32%, and 17.32%, respectively. Indices are unmanaged, and therefore, do not reflect the cost of portfolio management or trading.

/2/Source: Merrill Lynch Small Cap Perspectives dated July 2, 2001.

/3/Portfolio holdings and manager views are subject to change without notice,and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of June 30, 2001, US Oncology represented 3.0% of the Fund's net assets, and Healthcare sector companies represented 27.8% of the Fund's equity investments, excluding cash equivalents.

/4/Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices.



                                                                June 30, 2001 |9

                                  Equity Funds

                              Financial Statements



Schedule of Investments                                                                           June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
Select Value Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Percent of
COMMON STOCKS                              Shares                  Industry                      Value          Net Assets
---------------------------------------------------------------------------------------------------------------------------
Low Price/Earnings Ratio
Allstate Corporation                       11,400         Insurance-Property/Casualty     $    501,486              3.5%
AVX Corporation                            23,900         Other Technology                     501,900              3.6
Bank of America Corporation                 7,700         Banking                              462,231              3.3
BorgWarner, Inc.                            7,900         Parts and Distribution               391,999              2.8
Goodrich Corporation                       11,500         Aerospace                            436,770              3.1
Host Marriott Corp. (REIT)                 22,700         REITs                                284,204              2.0
Jefferson Smurfit Group PLC                23,000         Packaging                            441,600              3.1
Outback Steakhouse, Inc. (a)                9,700         Restaurants                          279,360              2.0
RPM, Inc./Ohio                             56,500         Building Products                    519,799              3.7
Saks, Inc. (a)                             34,500         Retail                               331,200              2.3
Steelcase, Inc. (Class A)                  30,100         Business Services                    359,695              2.5
Washington Mutual, Inc.                     6,500         Banking                              244,075              1.7
Wolverine World Wide, Inc.                 24,300         Retail                               434,241              3.1
                                                                                          ------------          ----------
                                                                                             5,188,560             36.7
Low Price to Book Value

ADTRAN, Inc. (a)                           18,700         Communications Equipment             383,350              2.7
Bausch & Lomb, Inc.                         9,500         Medical Equipment                    344,280              2.4
Boston Scientific Corporation (a)          28,900         Medical Supplies                     491,300              3.5
Carlisle Cos., Inc.                        12,200         Building Products                    425,414              3.0
Clayton Homes, Inc.                        16,400         Housing                              257,808              1.8
CNH Global N.V.                            40,700         Construction Equipment               241,351              1.7
Deere & Co.                                 7,100         Farm Equipment                       268,735              1.9
Dow Chemical Co.                           16,000         Chemicals                            532,000              3.8
Georgia-Pacific Group                       8,200         Paper and Forest Products            277,570              2.0
J.P. Morgan Chase & Co.                     9,900         Banking                              441,540              3.1
Koninklijke (Royal) Philips
  Electronics N.V.                         10,800         Electronic Commerce                  285,444              2.0
Millennium Chemicals, Inc.                 22,700         Chemicals                            341,635              2.4
Mylan Laboratories, Inc.                    9,700         Pharmaceuticals                      272,861              1.9
Nortel Networks Corp.                      13,300         Communications Equipment             120,897              0.9
OfficeMax, Inc. (a)                       111,600         Retail                               411,804              2.9
Sprint Corporation                         20,900         Telecommunications                   446,424              3.2
                                                                                          ------------          ----------
                                                                                             5,542,413             39.2

Low Price/Cash Flow Ratio

Cooper Tire & Rubber Co.                   25,500         Parts and Distribution               362,100              2.6
Martin Marietta Materials, Inc.             7,500         Building Products                    371,175              2.6
                                                                                          ------------          ----------
                                                                                               733,275              5.2
Special Situations

Perrigo Co. (a)                            14,700         Pharmaceuticals                      245,343              1.7
                                                                                         -------------          ----------
TOTAL COMMON STOCKS (Cost $10,819,495)                                                   $  11,709,591             82.8%

---------------------------------------------------------------------------------------------------------------------------
                                               Par                                                              Percent of
SHORT-TERM INVESTMENTS                        Amount          Coupon         Maturity            Value          Net Assets
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Securities
U.S. Treasury Bill                        $1,800,000            N/A          07/12/01     $  1,798,328             12.7%
FHLMC Discount Note                        1,400,000            N/A          07/02/01        1,399,693              9.9
                                                                                          -------------       -----------
                                                                                             3,198,021             22.6
VARIABLE RATE DEMAND NOTE (+)
Firstar Bank, N.A. 3.42%                       154,481                                         154,481              1.1
                                                                                          -------------       -----------

TOTAL SHORT-TERM INVESTMENTS (Cost $3,352,655)                                            $  3,352,502             23.7%

TOTAL INVESTMENTS (Cost $14,172,150)...................................................   $ 15,062,093            106.5%
Other assets and liabilities, net......................................................       (915,634)            (6.5)
                                                                                          -------------       -----------
TOTAL NET ASSETS.......................................................................   $ 14,146,459            100.0%
                                                                                          =============       ===========


(a)  Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2001.

PLC - Public Limited Company

The accompanying Notes to Financial Statements are an integral part of this Schedule.


10|  Semi-Annual Report


Schedule of Investments                                                                           June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
VALUE PLUS FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Percent of
COMMON STOCKS                              Shares                  Industry                      Value          Net Assets
---------------------------------------------------------------------------------------------------------------------------
Low Price/Earnings Ratio

ANSYS, Inc. (a)                           120,000         Software                        $  2,246,400              4.8%
Duke-Weeks Realty Corp.                    48,300         REITs                              1,200,255              2.6
ICN Pharmaceuticals, Inc.                  25,000         Pharmaceuticals                      793,000              1.7
Jefferson Smurfit Group PLC                65,800         Packaging                          1,263,360              2.7
K2, Inc. (a)                              177,500         Leisure                            2,028,825              4.3
Kennedy-Wilson, Inc. (a)                  400,000         Specialty Finance                  1,620,000              3.4
Methode Electronics, Inc. (Class A)       115,000         Parts and Component Distrib          989,000              2.1
Parkway Properties, Inc.                   40,000         REITs                              1,410,000              3.0
Southwestern Energy Co. (a)               150,000         Natural Gas Distribution           1,837,500              3.9
Steelcase, Inc. (Class A)                  51,400         Business Services                    614,230              1.3
TSR, Inc. (a)                             100,000         IT Services                          559,000              1.2
                                                                                          -------------       -----------
                                                                                             14,561,570            31.0
Low Price to Book Value

Aceto Corporation                         150,000         Chemicals                          1,503,000              3.2
ADTRAN, Inc. (a)                           45,700         Communications Equipment             936,850              2.0
Callaway Golf Co.                          40,300         Leisure                              636,740              1.4
Capitol Transamerica Corp.                  6,100         Insurance-Property/Casualty           92,903              0.2
Carlisle Cos., Inc.                        33,600         Building Products                  1,171,632              2.5
Cubic Corporation                          50,000         Other Technology                   1,562,500              3.3
Dot Hill Systems Corp. (a)                309,300         Computers and Peripherals            572,205              1.2
First Financial Bancorp.                   25,140         Banking                              429,391              0.9
Fleetwood Enterprises, Inc.                50,000         Housing                              704,000              1.5
Kelly Services, Inc. (Class A)             95,000         Business Services                  2,303,750              4.9
RPM, Inc./Ohio                            182,300         Building Products                  1,677,160              3.6
Tier Technologies, Inc. (Class B) (a)     100,000         IT Services                          955,000              2.0
                                                                                          -------------       -----------
                                                                                            12,545,131             26.7
Below Average Price/Cash Flow Ratio

Arch Chemicals, Inc.                      100,000         Chemicals                          2,183,000              4.6
ChemFirst, Inc.                            25,000         Chemicals                            655,000              1.4
Flexsteel Industries, Inc.                 75,000         Housing                              898,500              1.9
Herbalife International, Inc. (Class B)   200,000         Foods and Food Products            1,748,000              3.7
Lance, Inc.                                52,500         Foods and Food Products              708,750              1.5
Middleton Doll Co.                         75,000         REITs                                555,000              1.2
Storage Tech Corp. (a)                    100,000         Computers and Peripherals          1,376,000              2.9
                                                                                          -------------       -----------
                                                                                             8,124,250             17.2
                                                                                          -------------       -----------
TOTAL COMMON STOCKS (Cost $32,346,152)                                                    $ 35,230,951             74.9%


---------------------------------------------------------------------------------------------------------------------------
                                               Par                                                              Percent of
SHORT-TERM INVESTMENTS                        Amount          Coupon         Maturity            Value          Net Assets
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                          $9,200,000          N/A          07/12/01     $  9,191,454             19.5%
FHLMC Discount Note                          3,500,000          N/A          07/02/01        3,499,234              7.4
                                                                                          -------------       -----------
                                                                                            12,690,688             26.9

VARIABLE RATE DEMAND NOTE (+)
Firstar Bank, N.A. 3.42%                        65,632                                          65,632              0.2
                                                                                          -------------       -----------

TOTAL SHORT-TERM INVESTMENTS (Cost $ 12,756,703)                                          $ 12,756,320             27.1%

TOTAL INVESTMENTS (Cost $45,102,855)...................................................   $ 47,987,271            102.0%
Other assets and liabilities, net......................................................       (939,197)            (2.0)
                                                                                          -------------       -----------
TOTAL NET ASSETS.......................................................................   $ 47,048,074            100.0%
                                                                                          =============       ===========


(a)  Non-income producing.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2001.
PLC - Public Limited Company


The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                              June 30, 2001  |11


Schedule of Investments                                                                           June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Percent of
COMMON STOCKS                              Shares                  Industry                    Value            Net Assets
---------------------------------------------------------------------------------------------------------------------------
Low Price/Earnings Ratios

Alabama National BanCorp                  110,000         Banking                         $  3,569,500              0.3%
Almost Family, Inc. (a)(b)                308,900         Healthcare Services                2,316,750              0.2
Alpharma, Inc.                            100,000         Pharmaceuticals                    2,725,000              0.3
Ambassadors International, Inc. (a)       200,000         Education                          4,940,000              0.5
AmericanWest Bancorp (a)                  249,515         Banking                            2,719,713              0.3
AmerUs Group Co.                          246,700         Insurance-Life                     8,750,449              0.8
Associated Banc-Corp.                     440,000         Banking                           15,835,599              1.6
Atlantic American Corp. (a)                90,900         Insurance-Property/Casualty          147,258              0.0
BTG, Inc. (a)(b)                          800,000         IT Services                        6,400,000              0.6
Building Material Holding Corp. (a)       250,000         Building Products                  3,802,500              0.4
Callaway Golf Co.                         300,000         Leisure                            4,740,000              0.5
Capital Corp. Of The West (a)             200,000         Banking                            2,908,000              0.3
Catalina Lighting, Inc. (a)(b)            500,000         Building Products                    620,000              0.1
Chronimed, Inc. (a)(b)                  1,000,000         Medical Supplies                   5,400,000              0.5
Claire's Stores, Inc.                     300,000         Retail                             5,808,000              0.6
Courier Corp.                              13,100         Publishing                           530,550              0.1
D.R. Horton, Inc.                         300,000         Housing                            6,810,000              0.7
Datalink Corporation (a)(b)               539,300         Communications Equipment           4,589,443              0.4
Deb Shops, Inc.                           229,500         Retail                             4,307,715              0.4
Dollar Thrifty Automotive Group, Inc. (a) 359,600         Leisure                            8,630,400              0.8
ESS Technology, Inc. (a)                  350,000         Semiconductors                     2,450,000              0.2
Esterline Technologies Corp. (a)          301,700         Aerospace                          6,561,975              0.6
Exponent, Inc. (a)                        300,000         Business Services                  3,234,000              0.3
Fahnestock Viner Holdings, Inc.           199,000         Specialty Finance                  5,323,250              0.5
FiberMark, Inc. (a)(b)                    391,600         Paper and Forest Products          5,188,700              0.5
Financial Industries Corporation (b)      471,400         Insurance-Life                     5,916,070              0.6
Fortress Bancshares, Inc. (d)              23,215         Banking                              380,726              0.0
Fuji Pharmaceutical Co., Ltd. (c)         500,000         International                      1,824,150              0.2
Fukuda Denshi Co., Ltd. (c)               500,000         International                     11,385,907              1.1
GA Financial, Inc.                        100,000         Banking                            1,541,000              0.2
Global-Tech Appliances, Inc. (a)(b)     1,200,000         Retail                             6,156,000              0.6
Hampshire Group, Ltd. (a)(b)              264,600         Retail                             2,646,000              0.3
Hanover Foods Corp. (a)(d)                 49,500         Foods and Food Products            2,376,000              0.2
Henry Schein, Inc. (a)                  1,000,000         Medical Supplies                  40,060,000              3.9
Herbalife International, Inc. (Class B)   750,000         Foods and Food Products            6,555,000              0.6
High Plains Corp. (a)(b)                1,500,000         Chemicals                          6,375,000              0.6
HMN Financial, Inc. (b)                   253,200         Banking                            4,329,720              0.4
Home Federal Bancorp (b)                  268,250         Banking                            5,753,962              0.6
Horipro, Inc. (b)(c)                      720,000         International                      3,954,598              0.4
ICN Pharmaceuticals, Inc.               1,700,000         Pharmaceuticals                   53,924,000              5.3
Imatron, Inc. (a)                       2,567,200         Medical Equipment                  5,134,400              0.5
Independent Bank Corp.                    189,500         Banking                            3,740,730              0.4
Invivo Corp. (a)(b)                       400,000         Medical Equipment                  3,832,000              0.4
John B. Sanfilippo & Son, Inc. (a)(b)     537,500         Foods and Food Products            2,821,875              0.3
Koala Corp. (a)(b)                        406,000         Other Consumer Discretionary       1,624,000              0.2
Kondotec, Inc. (c)                        368,000         International                      1,563,878              0.2
Lone Star Steakhouse & Saloon, Inc.       250,000         Restaurants                        3,247,500              0.3
Lufkin Industries, Inc. (b)               400,000         Oil Services and Equipment        11,040,000              1.1
M/I Schottenstein Homes, Inc.             290,000         Housing                           11,455,000              1.1
Maezawa Kasei Industries Co., Ltd. (c)    294,100         International                      3,749,483              0.4
Magal Security Systems, Ltd.              212,300         Engineering and Construction       1,345,982              0.1
Mapics, Inc. (a)(b)                     1,493,200         Software                           8,959,200              0.9
Massbank Corporation (b)                  200,033         Banking                            7,701,271              0.8
Minntech Corporation (b)                  480,800         Medical Equipment                  4,639,720              0.5
Motor Club of America (a)(b)(c)           200,000         Insurance-Property/Casualty        1,450,000              0.1
NATCO Group, Inc. (a)                     400,000         Oil Services and Equipment         3,520,000              0.3
National Home Health Care Corp. (a)(b)    420,000         Healthcare Services                3,889,200              0.4
Nature's Sunshine Products, Inc.          105,000         Foods and Food Products            1,242,150              0.1
New Horizons Worldwide, Inc. (a)          100,000         Education                          1,494,000              0.1
Nissui Pharmaceutical Co., Ltd. (b)(c)    938,300         International                      4,890,287              0.5
Northwest Pipe Co. (a)                    300,000         Metals                             4,770,000              0.5





12| Semi-Annual Report


Schedule of Investments                                                                           June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
VALUE FUND [cont'd]
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Percent of
COMMON STOCKS                              Shares                  Industry                    Value            Net Assets
---------------------------------------------------------------------------------------------------------------------------
Low Price/Earnings Ratios (cont'd)
OshKosh B'Gosh, Inc. (Class A)            100,000         Retail                          $  3,325,000              0.3%
Overland Data, Inc. (a)                    42,600         Computers and Peripherals            304,590              0.0
Pointe Financial Corp. (b)                111,000         Banking                            1,320,900              0.1
Presidential Life Corp.                 1,000,000         Insurance-Life                    22,400,000              2.2
Prime Hospitality Corp. (a)                10,300         Leisure                              122,055              0.0
Rehabilicare, Inc. (a)                    400,000         Medical Equipment                  1,320,000              0.1
Republic Bancorp, Inc.                    707,100         Banking                            9,828,690              1.0
Republic Services, Inc. (a)             1,000,000         Waste Management                  19,850,000              1.9
Riken Vitamin Co., Ltd. (c)               500,000         International                      6,615,052              0.6
The Rottlund Company, Inc. (a)(b)         500,000         Housing                            2,500,000              0.2
Russ Berrie & Company, Inc.               150,000         Retail                             4,410,000              0.4
Ryan Family Steak Houses, Inc. (a)        317,100         Restaurants                        3,884,475              0.4
St. Francis Capital Corp.                 225,000         Banking                            4,916,250              0.5
Sangetsu Co., Ltd. (c)                    479,000         International                      7,097,686              0.7
Spar Group, Inc. (a)(b)                 1,568,100         Business Services                  1,568,100              0.2
StarTek, Inc. (a)                          75,900         IT Services                        1,715,340              0.2
Steel Technologies, Inc.                  270,600         Metals                             1,929,378              0.2
Sterling Financial Corp. (a)              302,500         Banking                            4,537,500              0.4
Stifel Financial Corp.                    253,200         Specialty Finance                  3,076,380              0.3
Summit Bank Corp.                          92,160         Banking                            1,543,680              0.2
Tasty Baking Co.                           90,000         Foods and Food Products            1,584,900              0.2
Triton Energy, Ltd. (a)                   100,000         Exploration and Production         3,275,000              0.3
URS Corporation (a)(b)                    880,000         Engineering and Construction      23,760,000              2.3
Vesta Insurance Group, Inc.               500,000         Insurance-Property/Casualty        5,225,000              0.5
Vintage Petroleum, Inc.                   300,000         Exploration and Production         5,610,000              0.5
Wackenhut Corrections Corp. (a)           750,000         Services                           9,825,000              1.0
Wolverine World Wide, Inc.                412,600         Retail                             7,373,162              0.7
Yushiro Chemical Industry (c)             361,000         International                      2,107,259              0.2
Zomax, Inc. (a)                           700,000         IT Services                        6,237,000              0.6
                                                                                          -------------       -----------
                                                                                           530,860,008             51.9
Low Price to Book Value

Aetrium, Inc. (a)                         300,000         Semiconductors                       690,000              0.1
Asia Pacific Wire & Cable
   Corp., Ltd. (a)(b)                     970,300         Other Materials and Processes        776,240              0.1
Buckhead America Corporation (a)(b)       184,600         Leisure                              380,276              0.0
CINAR Corporation (Class B) (a)(b)      2,700,000         Education                         12,285,000              1.2
Ciprico, Inc. (a)(b)                      400,000         Communications Equipment           3,000,000              0.3
Commonwealth Industries, Inc. (b)         919,200         Metals                             4,118,016              0.4
Denyo Co., Ltd. (c)                       227,000         International                      1,181,272              0.1
Ditech Communications Corp. (a)           100,000         Communications Equipment             742,000              0.1
Incyte Genomics, Inc. (a)                  51,200         Biotechnology                      1,255,424              0.1
Katsuragawa Electric Co., Ltd. (a)(c)     403,000         International                        856,308              0.1
Lifecore Biomedical, Inc. (a)(b)          950,000         Medical Supplies                   4,750,000              0.5
LSI Industries, Inc.                      200,000         Engineering and Construction       4,678,000              0.5
Moore Medical Corporation (a)(b)          197,100         Medical Supplies                   1,724,625              0.2
Navigant Consulting, Inc. (a)(b)        3,000,000         Business Services                 24,600,000              2.4
Netro Corp. (a)                         1,500,000         Communications Equipment           6,360,000              0.6
Network Equipment
   Technologies, Inc. (a)               1,000,000         Communications Equipment           3,200,000              0.3
Ontrack Data International, Inc. (a)      401,300         Software                           2,307,475              0.2
Orthologic Corp. (a)(b)                 2,200,000         Medical Equipment                  9,702,000              0.9
Osmonics, Inc. (a)                        600,000         Other Materials and Processes      8,280,000              0.8
Palm Harbor Homes, Inc. (a)                42,000         Housing                              913,500              0.1
Quintiles Transnational Corp. (a)         400,000         Healthcare Services               10,100,000              0.9
Sholodge, Inc. (a)(b)                     530,000         Leisure                            2,766,600              0.3
Spacelabs Medical, Inc. (a)(b)            592,700         Medical Equipment                  7,230,940              0.7
Superior Consultant Holdings Corp. (a)    175,000         Health Information Technology        805,000              0.1
Teikoku Hormone Mfg. Co., Ltd. (c)        600,000         International                      3,940,165              0.4
                                                                                          -------------       -----------
                                                                                          $116,642,841             11.4%

                                                               June 30, 2001 |13


Schedule of Investments                                                                           June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
VALUE FUND [cont'd]
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Percent of
COMMON STOCKS                              Shares                  Industry                    Value            Net Assets
---------------------------------------------------------------------------------------------------------------------------
Low Price/Cash Flow Ratio

Alaska Air Group, Inc. (a)                200,000         Air                             $  5,780,000              0.6%
AMERCO (a)                                529,500         Services                          11,807,850              1.2
American Medical Security Group, Inc. (a) 500,000         Healthcare Services                2,785,000              0.3
American Physicians Service Group (a)(b)  247,100         Specialty Finance                    546,091              0.1
ATP Oil & Gas Corp. (a)                   350,000         Exploration and Production         3,934,000              0.4
Badger Meter, Inc. (b)                    200,000         Electrical Equipment               5,750,000              0.6
Barrett Business Services, Inc. (a)(b)    528,100         Business Services                  1,901,160              0.2
Benton Oil & Gas Company (a)(b)         2,000,000         Exploration and Production         3,240,000              0.3
Beverly Enterprises, Inc. (a)           1,000,000         Healthcare Services               10,700,000              1.0
Blimpie International, Inc. (b)           368,700         Restaurants                          634,164              0.1
Checkpoint Systems, Inc. (a)              500,000         Other Technology                   8,900,000              0.9
Duckwall-ALCO Stores, Inc. (a)(b)         414,300         Retail                             3,293,685              0.3
Electro Rent Corp. (a)                    102,500         Parts and Component Distribution   1,671,775              0.2
Flow International Corp. (a)              400,000         Pumps and Valves                   4,320,000              0.4
Gehl Company (a)(b)                       270,000         Construction Equipment             4,860,000              0.5
Gundle/SLT Environmental, Inc. (a)        469,200         Engineering and Construction       1,219,920              0.1
Humana, Inc. (a)                          850,000         Healthcare Services                8,372,500              0.8
J & J Snack Foods Corp. (a)               200,000         Foods and Food Products            4,430,000              0.4
K-Tron International, Inc. (a)(b)         275,000         Other Producer Durables            3,437,500              0.3
Marcus Corp.                              280,000         Leisure                            3,906,000              0.4
Marten Transport, Ltd. (a)(b)             335,000         Trucking                           4,917,800              0.5
MFRI, Inc. (a)(b)                         470,000         Other Producer Durables            1,457,000              0.1
Midwest Express Holdings, Inc. (a)        400,000         Air                                6,940,000              0.7
Novamerican Steel, Inc. (a)(d)            248,700         Metals                             1,305,675              0.1
Nuevo Energy Co. (a)                      648,700         Exploration and Production        10,573,810              1.0
O.I. Corporation (a)(b)                   326,500         Electrical Equipment               1,061,125              0.1
Oil Dri Corporation of America (b)        450,000         Chemicals                          3,613,500              0.4
Osteotech, Inc. (a)(b)                    950,000         Medical Supplies                   4,322,500              0.4
Outlook Group Corporation (a)(b)          380,400         Other Consumer Discretionary       2,145,456              0.2
PacifiCare Health Systems, Inc. (a)       450,000         Healthcare Services                7,335,000              0.7
Patrick Industries, Inc.                  175,000         Housing                            1,417,500              0.1
Ramsay Youth Services, Inc. (a)(b)        806,400         Education                          1,532,160              0.1
RCM Technologies, Inc. (a)                220,400         IT Services                        1,068,940              0.1
Regis Corp.                               415,000         Services                           8,710,850              0.9
Saucony, Inc. (Class B) (a)               400,000         Retail                             2,528,000              0.3
SCPIE Holdings, Inc.                      200,000         Insurance-Property/Casualty        4,040,000              0.4
Shiloh Industries, Inc. (a)               475,700         Metals                             2,354,716              0.2
SIFCO Industries, Inc. (a)                200,000         Aerospace                          1,110,000              0.1
SITEL Corp. (a)                         1,010,000         Business Services                  1,616,000              0.2
Unisource Energy Corp.                    500,000         Electric                          11,485,000              1.1
US Oncology, Inc. (a)(b)                3,486,500         Healthcare Services               30,994,985              3.0
Wackenhut Corp. (Class B) (a)             400,000         Services                           5,500,000              0.5
Zindart, Limited ADR (a)(b)               563,000         Other Consumer Discretionary       1,801,601              0.2
                                                                                          -------------       -----------
                                                                                           209,321,263             20.5
Special Situations

Access Pharmaceuticals, Inc. (a)(b)     1,000,000         Pharmaceuticals                    4,350,000              0.4
Agnico Eagle Mines, Ltd.                   50,000         Metals                               425,000              0.0
Discovery Partners International,       1,500,000         Biotechnology                      6,750,000              0.7
Inc. (a)(b)
eLOT, Inc. (a)(b)                       3,453,000         Gaming                             1,208,550              0.1
Genencor International, Inc. (a)          230,500         Biotechnology                      3,662,645              0.4
Informix, Inc. (a)(f)                   1,000,000         IT Services                        5,840,000              0.6
InterDigital Communications Corp. (a)   1,700,000         Other Technology                  22,525,000              2.2
Intergraph Corp. (a)                      345,100         Software                           5,314,540              0.5
Kensey Nash Corp. (a)                     100,000         Medical Equipment                  1,674,000              0.2
Kroll-O'Gara Co. (a)                      500,000         Services                           4,730,000              0.5
MEDTOX Scientific, Inc. (a)                26,800         Medical Equipment                    328,301              0.0
NABI (a)(b)                             2,500,000         Pharmaceuticals                   19,850,000              1.9
                                                                                          -------------       -----------
                                                                                            76,658,036              7.5
                                                                                          -------------       -----------
TOTAL COMMON STOCKS (Cost $637,174,690)                                                   $ 933,482,148            91.3%




14| Semi-Annual Report


Schedule of Investments                                                                           June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
VALUE FUND [cont'd]
---------------------------------------------------------------------------------------------------------------------------
                                               Par                                                             Percent of
BONDS                                         Amount        Coupon           Maturity            Value         Net Assets
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
Nextlink Comm.                              $5,000,000      10.75%           06/01/09     $    1,600,000            0.2%
                                                                                          --------------      -----------
TOTAL BONDS ($2,042,210)                                                                       1,600,000            0.2
                                                                                          --------------      -----------
TOTAL LONG-TERM INVESTMENTS (Cost $639,216,900)                                           $  935,082,148           91.5%



---------------------------------------------------------------------------------------------------------------------------
                                              Par                                                               Percent of
SHORT-TERM INVESTMENTS                        Amount         Coupon          Maturity          Value            Net Assets
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
FHLMC Discount Note                         84,200,000         N/A           07/02/01     $   84,181,569            8.2%

VARIABLE RATE DEMAND NOTES (+)
Firstar Bank N.A. 3.42%                        158,692                                           158,692            0.01%
                                                                                          --------------      -----------


TOTAL SHORT-TERM INVESTMENTS (Cost $84,349,477)                                           $   84,340,261            8.3%

TOTAL INVESTMENTS (Cost $723,566,377) ..................................................  $1,019,422,409           99.8%
Cash and receivables, less liabilities .................................................       2,270,924            0.2
                                                                                          --------------      -----------
TOTAL NET ASSETS........................................................................  $1,021,693,333          100.0%
                                                                                          ==============      ===========



(a)  Non-income producing security.
(b)  Affiliated company. See Note 9 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(d) Illiquid security, pursuant to the guidelines adopted by the Board of Directors.
(e)  Name changed to Preserver Group, Inc. effective July 2, 2001.
(f)  Name changed to Ascential Software Corp. effective July 3, 2001.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2001.

The accompanying Notes to Financial Statements are an integral part of this Schedule.



                                                               June 30, 2001 |15


Statements of Assets and Liabilities                                                              June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                          SELECT VALUE                VALUE PLUS                    VALUE
                                                              FUND                       FUND                       FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at cost ....................  $ 14,172,150              $ 45,102,855            $  723,566,377
                                                           =============             ============            ===============


  Investments in securities, at value ...................  $ 15,062,093              $ 47,987,271            $1,019,422,409
  Cash ..................................................            --                        --                   353,970
  Receivable from securities sold .......................            --                    79,456                 4,174,853
  Receivable from Fund shares sold ......................        10,000                    40,037                 1,032,225
  Accrued dividends and interest ........................        27,814                    18,449                   450,612
  Prepaid expenses ......................................         9,247                    13,706                   140,988
  Deferred organization expenses ........................           821                        --                        --
  Receivable from Advisor for expense reimbursement .....         7,433                        --                        --
                                                           -------------             -------------           ---------------
    Total Assets ........................................    15,117,408                48,138,919             1,025,575,057
                                                           -------------             -------------           ---------------
LIABILITIES:
  Payable for securities purchased ......................       963,441                   868,482                 2,775,075
  Payable for Fund shares redeemed ......................            --                        --                   568,686
  Distributions payable .................................            --                   146,467                        --
  Payable to Advisor for deferred organization expenses .           821                        --                        --
  Accrued expenses ......................................         6,687                    75,896                   537,963
                                                           -------------             -------------           ---------------
    Total Liabilities ...................................       970,949                 1,090,845                 3,881,724
                                                           -------------             -------------           ---------------
TOTAL NET ASSETS ........................................  $ 14,146,459              $ 47,048,074            $1,021,693,333
                                                           =============             =============           ===============

NET ASSETS CONSIST OF:
  Paid in capital .......................................  $ 11,763,052              $ 62,375,018            $  614,445,461
  Accumulated undistributed (distribution in excess of)
    net investment income (loss) ........................        62,227                    (7,984)               (4,740,620)
  Accumulated undistributed net realized gains (losses)
    on investments ......................................     1,431,237               (18,203,376)              116,132,460
  Net unrealized appreciation (depreciation) on
    investments .........................................       889,943                 2,884,416               295,856,032
                                                           -------------             -------------           ---------------
TOTAL NET ASSETS ........................................  $ 14,146,459              $ 47,048,074            $1,021,693,333
                                                           =============             =============           ===============

  Shares outstanding, $.001 par value (100,000,000;
  100,000,000 and 150,000,000 shares authorized,
  respectively) .........................................       892,256                 3,268,650                25,323,237
                                                           =============             =============           ===============

NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE ..............................  $      15.85              $      14.39            $        40.35
                                                           =============             =============           ===============



The accompanying Notes to Financial Statements are an integral part of these Statements.



16| Semi-Annual Report


Statements of Operations                                   For the Period from January 1, 2001 to June 30, 2001 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                            SELECT VALUE                VALUE PLUS                  VALUE
                                                                 FUND                      FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends .............................................  $    123,367              $    412,011              $    194,539
  Interest ..............................................        57,277                   214,745                 1,200,684
  Foreign tax withholding ...............................          (345)                       --                   (76,735)
                                                           ------------              ------------            --------------
     Total investment income ............................       180,299                   626,756                 1,318,488
                                                           ------------              ------------            --------------
EXPENSES:

  Management fees .......................................        48,524                   159,043                 3,428,493
  Distribution fees .....................................        16,175                    56,800                 1,142,831
  Transfer agent fees ...................................         6,089                    43,205                   460,037
  Fund accounting fees ..................................         3,074                     9,193                   176,633
  Custodian fees ........................................         1,425                     7,096                    74,350
  Printing and communications ...........................         1,878                     7,140                    57,885
  Postage ...............................................         1,213                     5,825                    46,177
  Legal fees ............................................        33,721                    46,463                   406,454
  Registration fees .....................................         5,488                     6,523                     9,736
  Directors' fees .......................................        10,609                    12,306                    43,052
  Audit fees ............................................         6,254                     6,775                    23,592
  Amortization of deferred organization expenses ........         1,643                        --                        --
  Other operating expenses ..............................         3,427                    10,172                   127,965
                                                           ------------              ------------            --------------
  Total expenses ........................................       139,520                   370,541                 5,997,205
  Less: Expense reimbursement ...........................       (27,532)                       --                        --
                                                           ------------              ------------            --------------
  Net expenses ..........................................       111,988                   370,541                 5,997,205
                                                           ------------              ------------            --------------
NET INVESTMENT INCOME (Loss) ............................        68,311                   256,215                (4,678,717)
                                                           ------------              ------------            --------------
REALIZED & UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
  Net realized gains (losses) on:
    Long positions ......................................     1,445,337                 3,707,751               118,848,466
    Options .............................................            --                        --                    21,994
Net increase (decrease) in unrealized
appreciation on:
    Long positions ......................................      (956,771)                4,183,606               105,835,112
                                                           ------------              ------------            --------------
TOTAL REALIZED & UNREALIZED GAINS
ON INVESTMENTS ..........................................       488,566                 7,891,357               224,705,572
                                                           ------------              ------------            --------------
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS ........................  $    556,877              $  8,147,572              $220,026,855
                                                           ============              ============            ==============




The accompanying Notes to Financial Statements are an integral part of these Statements.


                                                               June 30, 2001 |17


Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                            SELECT VALUE FUND                        VALUE PLUS FUND
                                                    ----------------------------------     -----------------------------------
                                                    Six Months Ended                       Six Months Ended
                                                      June 30, 2001     Year Ended           June 30, 2001      Year Ended
                                                       (Unaudited)   December 31, 2000        (Unaudited)    December 31, 2000
                                                    ----------------------------------     -----------------------------------
OPERATIONS:
  Net investment income.............................  $     68,311      $    100,060       $     256,215      $  1,161,584
  Net realized gains (losses) on investments .......     1,445,337           257,316           3,707,751        (2,130,379)
  Net increase (decrease) in unrealized
    apppreciation on investments....................      (956,771)        1,655,652           4,183,606        (3,716,976)
                                                      -------------     -------------      --------------     -------------
    Net increase (decrease) in net assets resulting
  from operations...................................       556,877         2,013,028           8,147,572        (4,685,771)
                                                      -------------     -------------      --------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................       (11,473)          (78,430)           (256,447)       (1,409,464)
  Net realized gains on investments.................      (121,925)          (83,143)                 --                --
                                                      -------------     -------------      --------------     -------------
    Net distributions to shareholders...............      (133,398)         (161,573)           (256,447)       (1,409,464)
                                                      -------------     -------------      --------------     -------------
FUND SHARE ACTIVITY:
  Proceeds from shares issued.......................    15,690,668         5,194,500           5,434,401         7,416,986
  Reinvested distributions from net investment
    income and distributions from net realized
    gains on investments............................       120,026           146,440             102,728         1,310,893

  Cost of shares redeemed...........................   (13,034,578)       (3,363,572)        (10,732,362)      (45,345,198)
                                                      -------------     -------------      --------------     -------------
    Net increase (decrease) in net assets derived
        from Fund share activity....................     2,776,116         1,977,368          (5,195,233)      (36,617,319)
                                                      -------------     -------------      --------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............     3,199,595         3,828,823           2,695,892       (42,712,554)
NET ASSETS AT THE BEGINNING OF THE PERIOD...........    10,946,864         7,118,041          44,352,182        87,064,736
                                                      -------------     -------------      --------------     -------------
NET ASSETS AT THE END OF THE PERIOD.................  $ 14,146,459      $ 10,946,864       $  47,048,074      $ 44,352,182
                                                      =============     =============      ==============     =============
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
NET INVESTMENT INCOME...............................  $     62,227      $      5,389       $      (7,984)     $     (7,752)
                                                      ============      =============      ==============     =============




The accompanying Notes to Financial Statements are an integral part of these Statements.



18| Semi-Annual Report


Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE FUND
                                                                                         ---------------------------------------
                                                                                         Six Months Ended
                                                                                           June 30, 2001          Year Ended
                                                                                            (Unaudited)        December 31, 2000
                                                                                         ---------------------------------------
OPERATIONS:
  Net investment loss................................................................      $    (4,678,717)    $    (4,749,960)
  Net realized gains on investments..................................................          118,870,460         144,384,530
  Net increase (decrease) in unrealized appreciation on investments..................          105,835,112        (131,352,682)
                                                                                           ----------------    ----------------
  Net increase in net assets resulting from operations...............................          220,026,855           8,281,888
                                                                                           ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments..................................................          (33,423,850)       (109,309,908)
                                                                                           ----------------    ----------------
    Net distributions to shareholders................................................          (33,423,850)       (109,309,908)
                                                                                           ----------------    ----------------
FUND SHARE ACTIVITY:
  Proceeds from shares issued........................................................           96,994,462         131,278,221
  Reinvested distributions from net investment income and distributions
      from net realized gains on investments.........................................           31,296,368         101,569,169
  Cost of shares redeemed............................................................         (188,731,553)       (431,354,935)
                                                                                           ----------------    ----------------
  Net decrease in net assets derived
        from Fund share activity.....................................................          (60,440,723)       (198,507,545)
                                                                                           ----------------    ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..............................................          126,162,282        (299,535,565)

NET ASSETS AT THE BEGINNING OF THE PERIOD PERIOD.....................................          895,531,051       1,195,066,616
                                                                                           ----------------    ----------------
NET ASSETS AT THE END OF THE PERIOD..................................................      $ 1,021,693,333     $   895,531,051
                                                                                           ================    ================
UNDISTRIBUTED NET INVESTMENT LOSS....................................................      $    (4,740,620)    $       (61,903)
                                                                                           ================    ================




The accompanying Notes to Financial Statements are an integral part of these Statements.



                                                               June 30, 2001 |19


Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                       For the Six Months Ended                                                 October 11, 1996(1)
                                             June 30, 2001             For the Year Ended December 31,                through
                                                               ----------------------------------------------
                                              (Unaudited)      2000          1999          1998          1997    December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period......  $     15.03      $    11.73   $     11.94   $    12.30    $     10.50   $   10.00
Income (loss) from investment operations:
  Net investment income...................         0.08            0.17          0.17         0.30           0.11          --
  Net realized and unrealized gains
    (losses) on investments...............         0.92            3.41          0.04        (0.10)          2.28        0.50
                                            ------------     -----------  ------------  -----------   ------------  ----------
    Total income from investment
      operations..........................         1.00            3.58          0.21         0.20           2.39        0.50

Less distributions from:
  Net investment income...................        (0.02)          (0.14)        (0.17)       (0.30)         (0.11)         --
  Net realized gains on investments.......        (0.16)          (0.14)        (0.25)       (0.26)         (0.48)         --
                                            ------------     -----------  ------------  -----------   ------------  ----------
    Total distributions...................        (0.18)          (0.28)        (0.42)       (0.56)         (0.59)         --
                                            ------------     -----------  ------------  -----------   ------------  ----------
Net asset value, end of period............  $     15.85      $    15.03   $     11.73   $    11.94     $    12.30   $   10.50
                                            ============     ===========  ============  ===========    ===========  ==========
TOTAL RETURN..............................         6.67%/(2)/     30.63%         1.95%        1.73%         22.91%       5.00%/(2)/

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands)............................  $    14,146      $   10,947   $     7,118   $    8,025     $    7,665   $   2,441
  Percentage of operating expenses before
    interest expense to average net
    assets/(4)/...........................         1.73%/(3)/      1.22%         0.72%        0.00%          1.36%       2.73%/(3)/
  Percentage of interest expense to average
    net assets............................           --            0.00%         0.02%          --             --          --
  Percentage of net investment income
    (loss) to average net assets/(4)/.....         1.06%/(3)/      1.42%         1.38%        2.37%          1.14%      (0.25)%/(3)/
  Portfolio turnover rate.................           85%            120%          160%          48%            30%          1%



/(1)/ Commencement of operations.
/(2)/ Not annualized.
/(3)/ Annualized.
/(4)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the periods ended June 30, 2001, December 31, 2000, 1999, 1998 and 1997 would have been 2.16%, 2.45%, 2.58%, 1.92% and 2.00%, respectively, and the percentage of net investment income (loss) to average net assets would have been 0.63%, 0.19%, (0.46)%, 0.45% and 0.50%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.



20|  Semi-Annual Report


Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
VALUE PLUS FUND
---------------------------------------------------------------------------------------------------------------------------
                                       For the Six Months Ended
                                           June 30, 2001                           For the Year Ended December 31,
                                                               --------------------------------------------------------------
                                              (Unaudited)        2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period.......    $  12.11      $    13.57    $     13.80   $     16.13   $     13.73    $    11.17
Income (loss) from investment operations:
  Net investment income....................        0.08            0.25           0.46          0.62          0.48          0.38
  Net realized and unrealized gains (losses)
    on investments.........................        2.28           (1.42)         (0.25)        (2.32)         3.66          3.33
                                            ------------     -----------   ------------  ------------- ------------   -----------
  Total income (loss) from investment
   operations..............................        2.36           (1.17)          0.21         (1.70)         4.14          3.71
Less distributions from:
  Net investment income....................       (0.08)          (0.29)         (0.44)        (0.60)        (0.48)        (0.38)
  Net realized gains on investments........          --              --             --         (0.03)        (1.26)        (0.77)
                                            ------------     -----------   ------------  ------------- ------------   -----------
    Total distributions....................       (0.08)          (0.29)         (0.44)        (0.63)        (1.74)        (1.15)
                                            ------------     -----------   ------------  ------------- ------------   -----------
Net asset value, end of period............. $     14.39      $    12.11    $     13.57   $     13.80   $     16.13    $    13.73
                                            ============     ===========   ============  ============= ============   ===========
TOTAL RETURN...............................       19.50%/(1)/     (8.83)%         1.67%       (10.78)%       30.60%        33.80%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in
    thousands).............................      47,048          44,352         87,065       174,314       336,281        66,582
  Percentage of operating expenses before
    interest expense to average
    net assets.............................        1.63%/(2)/      1.36%          1.28%         1.21%         1.12%         1.45%
  Percentage of interest expense to average
    net assets.............................          --            0.21%          0.11%         0.03%           --            --
  Percentage of net investment income to
    average net assets.....................        1.13%/(2)/      1.71%          3.05%         3.77%         3.32%         3.23%
  Portfolio turnover rate..................          29%            121%            82%           64%           74%           73%



/(1)/ Not annualized.
/(2)/ Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.



                                                              June 30, 2001  |21


Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                      For the Six Months Ended                For the Year Ended December 31,
                                           June 30, 2001       ---------------------------------------------------------------------
                                             (Unaudited)           2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period.......  $     32.98       $    36.50    $     29.29   $     33.87   $     31.65    $    27.95
Income (loss) from investment operations:
   Net investment income (loss)............        (0.19)           (0.18)         (0.21)(1)      0.08          0.17          0.06
   Net realized and unrealized gains
      (losses) on investments..............         8.90             0.69           7.52         (3.97)         7.09          5.78
                                             ------------      -----------   ------------  ------------- ------------   -----------
     Total income (loss) from investment
      operations...........................         8.71             0.51           7.31         (3.89)         7.26          5.84

Less distributions from:
   Net investment income...................          --                --            --          (0.06)        (0.17)        (0.06)
   Net realized gains on investments.......        (1.34)           (4.03)         (0.10)        (0.63)        (4.87)        (2.08)
                                             ------------      -----------   ------------  ------------- ------------   -----------
    Total distributions....................        (1.34)           (4.03)         (0.10)        (0.69)        (5.04)        (2.14)
                                             ------------      -----------   ------------  ------------- ------------   -----------
Net asset value, end of period.............  $     40.35       $    32.98    $     36.50   $     29.29   $     33.87    $    31.65
                                             ============      ===========   ============  ============= ============   ===========
TOTAL RETURN...............................        27.12%/(2)/       2.03%         25.01%       (11.46)%       23.19%        20.99%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (in thousands)........................    1,021,693          895,531      1,195,067     1,545,495     2,126,715     1,626,760
   Percentage of operating expenses before
     interest expense to average
     net assets............................         1.31%/(3)/       1.22%          1.21%         1.15%         1.12%         1.23%
   Percentage of interest expense to average
     net assets............................           --             0.06%          0.13%         0.00%           --            --
   Percentage of net investment income
     (loss) to average net assets..........        (1.02)%/(3)/     (0.46)%        (0.70)%        0.22%         0.49%         0.22%
   Portfolio turnover rate.................           23%              48%            23%           36%           55%           31%


/(1)/ Net investment loss per share is calculated using average shares outstanding.
/(2)/  Not annualized.
/(3)/  Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.



22|  Semi-Annual Report

                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Select Value Fund, Value Plus Fund and Value Fund (the "Funds"), each of which is a diversified fund, are three of the four series of funds issued by the Corporation at June 30, 2001.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security, for which the last sale price during regular trading hours on the day of valuation is available from NASDAQ, is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the London Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At December 31, 2000 the Value Plus Fund had Federal income tax capital loss carryforwards of $18,293,003 expiring in 2007. The Value Plus Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized. The Fund utilized $681,090 of capital loss carryforwards during 2000.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2000, the Value Plus Fund deferred, on a tax basis, post-October losses of $3,216,372. Such amounts may be used to offset future capital gains.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2000, the Select Value and Value Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 2000, the Select Value and Value Funds recorded reclassifications to decrease undistributed net realized gains on investments or undistributed net investment income and increase paid in capital by $78,444 and $35,206,581, respectively.

     (d) The Funds record security and shareholder transactions no later than trade date plus one. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, number of funds, net sales, or some combination thereof, as applicable. Although the Value Plus and Value Funds' total expenses for the six-month period ended June 30, 2001 declined as compared to the prior semi-annual period, each of the Funds' respective ratios of operating expenses to average net assets increased. The increase in these ratios are attributable to one or a combination of certain factors, which include a decrease in the Fund's average net assets for the current period, (for those funds with declining assets) the disproportionate decrease in certain operating expenses as compared to the decline in average net assets, an increase in certain operating expenses (primarily professional fees), and the application of the Funds' allocation policies. These and other factors may cause each Fund's expenses and expense ratios to vary in the future. A modification to the application of the Funds' expense allocation policies, made in June 2001, may reduce the volatility in the expense ratios going forward.

     (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had no open futures contracts at June 30, 2001.

     (g) The Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

          For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (h) Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation.

          For the six months ended June 30, 2001, the Value Fund had the following transactions in written covered call options:

                                                               June 30, 2001 |23

       VALUE FUND


                                                                          Number of Contracts         Premium  Amount
                                                                          -------------------         ---------------
                  Balance at January 1, 2001                                       --                 $       --
                  Options opened (Interdigital Communications, Inc., 1/01)         400                    21,994
                  Options expired (Interdigital Communications, Inc., 3/01)       (400)                 (21,994)
                  Options closed                                                   --                         --
                                                                          -------------------         ---------------
                  Balance at June 30, 2001                                         --                 $       --
                                                                          ===================         ===============

     (i) At June 30, 2001, 0.4% of the Value Fund's net assets were illiquid, as defined pursuant to guidelines established by the Board of Directors.

     (j) The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

     (k) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG made available to all of the Funds issued by the Corporation, a $100 million credit facility pursuant to a Credit Agreement ("Agreement"), most recently amended December 29, 1998. The primary purpose of the Agreement was to allow the applicable Funds to avoid liquidating securities under circumstances which the Advisor believed were unfavorable to shareholders. Outstanding principal amounts under the credit facility bore interest at a rate per annum equal to the New York Interbank Offering Rate plus 0.4% or the prime rate. The agreement was terminated in October 2000.

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets. Additionally, for the six months ended June 30, 2001, the Distributor received $104,967, from the Value Fund for brokerage fees on the execution of purchases and sales of portfolio investments.

     During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund's ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. If operating expenses fall below the aforementioned expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or when such three-year period expires. During the periods April 1, 1999 through December 31, 1999 and January 1, 2000 through April 30, 2000, the Advisor reimbursed the Select Value Fund expenses of $103,217 and $20,498, respectively, which are subject to potential repayment by the Fund, expiring at December 31, 2002 and December 31, 2003, respectively.

     Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceed 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceed 1.25%. The Advisor, in its discretion, determined that approximately $31,000 of professional fees incurred during the six-month period ended June 30, 2001, were not subject to the waiver. The Advisor may modify or discontinue these waivers and/or reimbursements at any time without notice. If any fees are owed to the Advisor, the Advisor may pay the Fund's expenses indirectly by reducing the amount of such fees owed to it by the Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors' fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2001, $101,135 and $45,374 of deferred Directors' fees were invested in the Select Value and Value Funds, respectively.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Early Redemption Fee

     For the Value Plus and Value Funds, certain shares purchased on or after October 1, 1999, that were redeemed or exchanged in less than 270 days, are assessed a fee of 1% of the current net asset value of the shares. Beginning May 11, 2001, the holding period was reduced from 270 to 90 days. The fee, applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. Fees for the Value Plus and Value Funds were $16,925 and $50,848, respectively, for the six months ended June 30, 2001. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as "paid in capital."

(6)  Deferred Organization Expenses

     Organization expenses for the Select Value Fund have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Fund over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at June 30, 2001 for Select Value Fund was $821. Reimbursement to the Advisor of this amount by the Fund will be subject to any expense limitations and reimbursements in effect for the Fund at the time.



24| Semi-Annual Report

(7) Investment Transactions

During the six months ended June 30, 2001, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were as follows:

                                              SELECT                  VALUE
                                            VALUE FUND              PLUS FUND            VALUE FUND
                                          -------------           ------------         -------------
    Cost of purchases                      $12,509,512            $10,582,513           $204,674,512
    Proceeds from sales                      8,843,999             24,236,627           327,954,626


At June 30, 2001, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows:

                                              SELECT                 VALUE
                                            VALUE FUND              PLUS FUND            VALUE FUND
                                          -------------           ------------         -------------
    Appreciation                             $1,411,117             $5,454,065          $341,853,228
    Depreciation                               (521,174)            (2,569,649)          (45,997,196)
                                          -------------           ------------         -------------
    Net Unrealized Appreciation              $  889,943             $2,884,416          $295,856,032




At June 30, 2001, the cost of securities for Federal income tax purposes were as follows:

                                              SELECT                  VALUE
                                            VALUE FUND              PLUS FUND            VALUE FUND
                                          -------------           ------------         -------------
    Tax Cost                              $  14,172,150           $ 45,102,855         $ 723,566,377


(8) Fund Share Transactions

For the six months ended June 30, 2001, Fund share transactions were as follows:

                                              SELECT                 VALUE
                                            VALUE FUND              PLUS FUND            VALUE FUND
                                          -------------           ------------         -------------
    Shares issued                           1,005,926               407,221               2,617,304
    Reinvested distributions from
        net investment income &
        distributions from net realized
        gains on investments                    7,804                 7,872                 909,248
    Shares redeemed                          (850,027)             (810,371)             (5,358,730)
                                          -------------           ------------         -------------
    Net increase (decrease) in Fund shares    163,703              (395,278)             (1,832,178)
                                          =============           ============         =============

For the year ended December 31, 2000, Fund share transactions were as follows:

                                             SELECT                  VALUE
                                            VALUE FUND              PLUS FUND            VALUE FUND
                                          -------------           ------------         -------------
    Shares issued                             379,919               533,467               3,837,024
    Reinvested distributions from
        net investment income &
        distributions from net realized
        gains on investments                   10,219                95,337               3,160,861
    Shares redeemed                          (268,412)           (3,380,016)            (12,583,720)
                                          -------------           ------------         -------------
    Net increase (decrease) in Fund shares    121,726            (2,751,212)             (5,585,835)
                                          =============           ============         =============

(9)  Litigation

     Beginning in late October 2000, the Corporation, the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (two other series of the Corporation which are hereinafter referred to as the "High-Yield Funds"), as well as other entities and individuals, including the Advisor, were named as defendants in a number of related actions brought by shareholders of the High-Yield Funds, which have since been consolidated into a single action. A consolidated complaint had not been filed as of June 30, 2001. However, the original complaints alleged, among other things, that the information concerning the High-Yield Funds contained in the Corporation's prospectus and other disclosures were false and misleading in that they overstated the High-Yield Funds' net asset values and performance and understated the risks associated with investing in the High-Yield Funds. They also alleged that persons who purchased shares of the High-Yield Funds during the class period suffered unspecified damages, and sought recovery from the Corporation, the High-Yield Funds, and the other defendants. Several plaintiffs contended that the Corporation, as a whole, including the Funds and the other series, were responsible for such alleged damages. The Corporation intends to vigorously defend against such actions. Because of the very preliminary stage of the litigation, the ultimate determination cannot be predicted, including the amount of any award, the entities, series or individuals that ultimately may be required to pay such award, if any, or the timing of such determination.

     In connection with the litigation and matters related to the High-Yield Funds, Heartland Advisors, Inc. has paid $496,885 for legal services rendered to Heartland Group, Inc. These fees were not allocated to the Funds.

(10) Transactions with Affiliates

     The following companies are affiliated with the Value Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from January 1, 2001 through June 30, 2001. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

                                                              June 30, 2001  |25


                                       Share                                       Share                           Realized
                                    Balance at                                  Balance at                           Gains
Security Name                      Jan. 1, 2001     Purchases        Sales     June 30, 2001      Dividends        (Losses)
---------------------------------------------------------------------------------------------------------------------------
Access Pharmaceuticals, Inc.              0       1,000,000             0     1,000,000        $         0     $          0
Almost Family, Inc.                 308,900               0             0       308,900                  0                0
American Physicians Services
  Group                             187,200          59,900             0       247,100                  0                0
Asia Pacific Wire & Cable
  Corp., Ltd.                       706,000         264,300             0       970,300                  0                0
Badger Meter, Inc.                  200,000               0             0       200,000            100,000                0
Barrett Business Services, Inc.     365,000         163,100             0       528,100                  0                0
Benton Oil & Gas Company          1,400,000         600,000             0     2,000,000                  0                0
Blimpie International, Inc.         500,000               0       131,300       368,700             16,016           30,135
BTG, Inc.                           800,000               0             0       800,000                  0                0
Buckhead America Corporation        184,600               0             0       184,600                  0                0
Catalina Lighting, Inc.             710,000               0       210,000       500,000                  0         (775,095)
CHC Helicopter Corporation
  (Class A)                         764,000               0       764,000             0                  0        6,389,808
Chronimed, Inc.                     500,000         669,600       169,600     1,000,000                  0          620,688
CINAR Corporation (Class B)       2,500,000         200,000             0     2,700,000                  0                0
Ciprico, Inc.                       400,000               0             0       400,000                  0                0
Commonwealth Industries, Inc.       919,200               0             0       919,200             91,920                0
Datalink Corporation                      0         539,300             0       539,300                  0                0
Discovery Partners
  International, Inc.                     0       1,500,000             0     1,500,000                  0                0
Duckwall-ALCO Stores, Inc.          414,300               0             0       414,300                  0                0
eLOT, Inc.                        3,000,000       2,200,000     1,747,000     3,453,000                  0       (3,399,774)
FiberMark, Inc.                     391,600               0             0       391,600                  0                0
Financial Industries Corporation    471,400               0             0       471,400            193,274                0
Gehl Company                        270,000               0             0       270,000                  0                0
Global-Tech Appliances, Inc.      1,200,000               0             0     1,200,000                  0                0
Hallwood Energy Corporation         584,940               0       584,940             0                  0        4,092,064
Hampshire Group, Limited            264,600               0             0       264,600                  0                0
High Plains Corporation           1,500,000               0             0     1,500,000                  0                0
HMN Financial, Inc.                 253,200               0             0       253,200             60,768                0
Home Federal Bancorp                268,250               0             0       268,250             73,769                0
Horipro, Inc.                       720,000               0             0       720,000             34,529                0
Invivo Corporation                  400,000               0             0       400,000                  0                0
John B. Sanfilippo & Son, Inc.      537,500               0             0       537,500                  0                0
K-Tron International, Inc.          275,000               0             0       275,000                  0                0
Koala Corporation                         0         406,000             0       406,000                  0                0
Lifecore Biomedical, Inc.           861,600          88,400             0       950,000                  0                0
Lufkin Industries, Inc.             425,000               0        25,000       400,000            148,500          374,661
Mapics, Inc.                      1,595,000               0       101,800     1,493,200                  0          (79,749)
Marten Transport, Ltd.              335,000               0             0       335,000                  0                0
Massbank Corporation                190,033          10,000             0       200,033            126,021                0
Matrix Service Company              464,000               0       464,000             0                  0          516,019
MFRI, Inc.                          400,000          70,000             0       470,000                  0                0
Minntech Corporation                480,800               0             0       480,800                  0                0
Moore Medical Corporation           197,100               0             0       197,100                  0                0
Motor Club of America/(3)/          200,000               0             0       200,000                  0                0
NABI                              2,500,000               0             0     2,500,000                  0                0
National Home Health Care
  Corporation                       415,000/(1)/      5,000             0       420,000                  0                0
Navigant Consulting, Inc.         2,500,000         500,000             0     3,000,000                  0                0
Nissui Pharmaceutical Co., Ltd.     938,300/(2)/          0             0       938,300             34,998                0
O.I. Corporation                    326,500               0             0       326,500                  0                0
Oil Dri Corporation America         355,000          95,000             0       450,000             72,450                0
Orthologic Corporation            2,198,800           1,200             0     2,200,000                  0                0
Osteotech, Inc.                   1,148,400           1,600       200,000       950,000                  0       (1,255,756)
Outlook Group Corporation           380,400               0             0       380,400                  0                0
Pointe Financial Corporation        100,000          11,000             0       111,000             10,000                0
Ramsay Youth Services, Inc.         800,400           6,000             0       806,400                  0                0
Riviera Tool Company                285,800               0       285,800             0                  0       (1,302,175)
The Rottlund Company, Inc.          537,800               0        37,800       500,000                  0          (11,389)
Sholodge, Inc.                      530,000               0             0       530,000                  0                0
Spacelabs Medical, Inc.             592,700               0             0       592,700                  0                0
Spar Group, Inc.                  1,568,100               0             0     1,568,100                  0                0
Speizman Industries, Inc.           300,000               0       300,000             0                  0       (1,073,279)
Strattec Security Corporation       250,000               0       250,000             0                  0        4,706,232
TAB Products Company                500,000               0       500,000             0                  0          (43,817)
UroCor, Inc.                        658,700               0       658,700             0                  0        4,761,738
URS Corporation                     880,000               0             0       880,000                  0                0
Zindart Limited ADR                 451,500         123,700        12,200       563,000                  0           10,021
                                                                                               ------------    ------------
                                                                                               $    962,245    $ 13,560,332
                                                                                               ============    ============


/(1)/  Adjusted 5% stock split.
/(2)/  Adjusted 10% stock dividend.
/(3)/  Name changed to Preserver Group, Inc. effective July 2, 2001.





26| Semi-Annual Report

                                   Definitions



Please Note...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each Fund. For the Select Value Fund, the measurements are based on weekly data from 12/6/99, when the Fund changed its primary benchmark index to the S&P Barra MidCap Value Index from the S&P 500 Stock Index in connection with a change in its investment policies, using 52 weekly data points from 12/10/99 through 12/31/00. For the Value Plus and Value Funds, the measurements are based on monthly data for the 3-year period ended 12/31/00.

Alpha is a measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta is a measure of the sensitivity of a portfolio's rate of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared is a measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

Other Definitions

The Dow Jones Industrial Average is computed by summing the prices of the stocks of 30 companies and then dividing that total by an adjusted value - one which has been adjusted over the years to account for the effects of stock splits on the prices of the 30 companies.

The NASDAQ Composite Index includes all stocks listed on the NASDAQ Stock
Market.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company's per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company's operations. It shows the ability of a business to generate cash and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries.

S&P MidCap 400 Index includes stocks in the middle capitalization range, excluding mid-cap stocks already included in the S&P 500 Index.

S&P MidCap 400 Barra Growth Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the highest price-to-book ratios within the higher 50 percentile of market capitalizations.

S&P MidCap 400 Barra Value Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations.

S&P 500 Barra Growth Index is an unmanaged index of companies within the S&P 500 Index that have the highest price-to-book ratios within the higher 50 percentile of market capitalizations.

S&P 500 Barra Value Index is an unmanaged index of companies within the S&P 500 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations.

Value Line Index is an unmanaged index of 1650 stocks covered in the Value Line Investment Survey.



                                                              June 30, 2001  |27

                      [This page intentionally left blank]

1

                      The Heartland Family of Equity Funds

                                Select Value Fund

                                 Value Plus Fund

                                   Value Fund











                           [LOGO OF HEARTLAND FUNDS]


                              Individual Investors:
                         1.800.HEARTLN (1.800.432.7856)

                               Financial Advisors:
                   Financial Advisor Services: 1.800.442.6391

                             www.heartlandfunds.com

                            Heartland Advisors, Inc.
                      789 N. Water St., Milwaukee, WI 53202
                            Distributor, Member SIPC.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Heartland Advisors, Inc. or any other person. Any such views are subject to change at any time based upon market or other considerations. These views may not be relied on as investment advice and, because investment decisions for a Heartland Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Heartland Fund.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



                                                                        010038E